UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniHoldings New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 - 08/31/2008

Item 1 -    Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report                                                          BLACKROCK

AUGUST 31, 2008

BlackRock MuniHoldings Insured Investment Fund (MFL)
BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)
BlackRock MuniVest Fund, Inc. (MVF)
The Massachusetts Health & Education Tax-Exempt Trust (MHE)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summaries ...........................................................     4
The Benefits and Risks of Leveraging .....................................     8
Swap Agreements ..........................................................     8
Financial Statements:
  Schedules of Investments ...............................................     9
  Statements of Assets and Liabilities ...................................    29
  Statements of Operations ...............................................    30
  Statements of Changes in Net Assets ....................................    31
  Statement of Cash Flows ................................................    32
Financial Highlights .....................................................    33
Notes to Financial Statements ............................................    36
Report of Independent Registered Public Accounting Firm ..................    44
Important Tax Information (Unaudited) ....................................    44
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    45
Automatic Dividend Reinvestment Plan .....................................    48
Officers and Directors/Trustees ..........................................    50
Additional Information ...................................................    53


2              ANNUAL REPORT                     AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices, and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the "Fed") has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably, decelerated at a faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:

Total returns as of August 31, 2008                                                     6-month     12-month
============================================================================================================
U.S. equities (S&P 500 Index)                                                            (2.57)%     (11.14)%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              8.53        (5.48)
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       (10.18)      (14.41)
------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                       0.18         5.86
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                            5.12         4.48
------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)       0.74        (0.66)
------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                 THIS PAGE NOT PART OF YOUR FUND REPORT                       3

Fund Summary as of August 31, 2008
                                  BlackRock MuniHoldings Insured Investment Fund

Investment Objective

BlackRock MuniHoldings Insured Investment Fund (MFL) (the "Fund") (formerly BlackRock MuniHoldings Florida Insured Fund) seeks to provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax. Due to the repeal of the Florida intangible personal property tax, the Fund may satisfy its investment objective by investing in municipal obligations issued by or on behalf of any state or its political subdivisions, agencies and instrumentalities regardless of geographical location.

Performance

For the 12 months ended August 31, 2008, the Fund returned (4.68)% based on market price and 1.16% based on net asset value ("NAV"). For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 1.32% on a NAV basis. All returns reflect reinvestment of dividends. Several key factors influenced performance during the year. A positive contributor was the Fund's significant overweight in pre-refunded bonds in the one- to five-year maturity range, as the yield curve steepened and short- and intermediate-maturity issues outperformed the rest of the market. Conversely, problems within the monoline insurance industry had a negative impact on the entire insured municipal market and thus, hampered the results of the Fund and its peers. Health care, tax increment, housing and corporate-backed bonds were among the sectors that underperformed the tax-exempt market over the annual period. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange .................................            MFL
Initial Offering Date .............................................     September 26, 1997
Yield on Closing Market Price as of August 31, 2008 ($11.61) 1 ....            5.74%
Tax Equivalent Yield 2 ............................................            8.83%
Current Monthly Distribution per Common Share 3 ...................        $ 0.0555
Current Annualized Distribution per Common Share 3 ................        $  0.666
Leverage as of August 31, 2008 4 ..................................              43%
------------------------------------------------------------------------------------------

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Shares ("Preferred Shares") and tender option bond trusts ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                 8/31/08   8/31/07    Change     High      Low
--------------------------------------------------------------------------------
Market Price ................     $11.61    $12.86    (9.72)%   $13.49    $11.56
Net Asset Value .............     $13.50    $14.09    (4.19)%   $14.60    $13.07
--------------------------------------------------------------------------------

The following unaudited charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                        8/31/08    8/31/07
--------------------------------------------------------------------------------
Transportation .............................................    23%        20%
Lease Revenue ..............................................    17         14
Water & Sewer ..............................................    14         17
City, County & State .......................................    13         14
Education ..................................................    13         14
Hospital ...................................................     8          6
Housing ....................................................     6          6
Tax Revenue ................................................     3          5
Power ......................................................     2          2
Industrial & Pollution Control .............................     1          2
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                                 8/31/08    8/31/07
--------------------------------------------------------------------------------
AAA/Aaa ....................................................    37%        95%
AA/Aa ......................................................    47          1
A/A ........................................................     9          3
BBB/Baa ....................................................     2          1
Not Rated ..................................................     5 6       --
--------------------------------------------------------------------------------
5 Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service ("Moody's") ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2008, the market value of these securities was $33,232,933 representing 4% of the Fund's long-term investments.


4              ANNUAL REPORT                     AUGUST 31, 2008

Fund Summary as of August 31, 2008
                              BlackRock MuniHoldings New York Insured Fund, Inc.

Investment Objective

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN) (the "Fund") seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

Performance

For the 12 months ended August 31, 2008, the Fund returned (5.72)% based on market price and 1.74% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 1.32% on a NAV basis. All returns reflect reinvestment of dividends. Exposure to longer-dated bonds detracted from results over the annual period, as these securities proved more volatile when risk spreads increased and the municipal yield curve steepened. Performance also was hampered by an above-average exposure to select long insured bonds, which underperformed due to the monoline insurers' credit woes and subsequent ratings downgrades. Conversely, the Fund's above-average distribution rate benefited performance. Looking ahead, we believe the Fund is well positioned to benefit amid a recovery in market liquidity, a reversion to historical valuations versus Treasury issues and a continued slowing economy. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange ..................................          MHN
Initial Offering Date ..............................................    September 19, 1997
Yield on Closing Market Price as of August 31, 2008 ($12.12) 1 .....          5.25%
Tax Equivalent Yield 2 .............................................          8.08%
Current Monthly Distribution per share of Common Stock 3 ...........       $ 0.053
Current Annualized Distribution per share of Common Stock 3 ........       $ 0.636
Leverage as of August 31, 2008 4 ...................................            44%
------------------------------------------------------------------------------------------

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                8/31/08   8/31/07     Change     High      Low
--------------------------------------------------------------------------------
Market Price ..............      $12.12    $13.53    (10.42)%   $13.85    $11.87
Net Asset Value ...........      $13.92    $14.40     (3.33)%   $14.93    $13.24
--------------------------------------------------------------------------------

The following unaudited charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                       8/31/08     8/31/07
--------------------------------------------------------------------------------
Transportation ............................................    34%          35%
City, County & State ......................................    14           16
Education .................................................     9            8
Tax Revenue ...............................................     9            7
Water & Sewer .............................................     8            8
Power .....................................................     6            7
Housing ...................................................     6            6
Hospital ..................................................     5            5
Industrial & Pollution Control ............................     4            3
Tobacco ...................................................     3            3
Lease Revenue .............................................     2            2
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                                8/31/08     8/31/07
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    41%          91%
AA/Aa .....................................................    49            6
A/A .......................................................     5            2
BBB/Baa ...................................................     5            1
--------------------------------------------------------------------------------
5     Using the higher of S&P's or Moody's ratings.


               ANNUAL REPORT                     AUGUST 31, 2008              5

Fund Summary as of August 31, 2008                 BlackRock MuniVest Fund, Inc.

Investment Objective

BlackRock MuniVest Fund, Inc. (MVF) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

Performance

For the 12 months ended August 31, 2008, the Fund returned (5.63)% based on market price and 0.51% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.98)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund's comparative performance reflects a relatively neutral duration position versus its Lipper peers during a period of generally rising municipal bond yields. The Fund's underweight in insured bonds positively impacted relative performance as values on issues backed by monoline insurers declined dramatically during the year. Additionally, the Fund's holdings of lower-rated issues generated significant incremental income, which allowed the Fund to maintain its above-average income distribution to shareholders. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on American Stock Exchange ..................................          MVF
Initial Offering Date ..............................................   September 29, 1988
Yield on Closing Market Price as of August 31, 2008 ($8.33) 1 ......          6.19%
Tax Equivalent Yield 2 .............................................          9.52%
Current Monthly Distribution per share of Common Stock 3 ...........    $     0.043
Current Annualized Distribution per share of Common Stock 3 ........    $     0.516
Leverage as of August 31, 2008 4 ...................................             43%
-----------------------------------------------------------------------------------------

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                  8/31/08  8/31/07    Change      High      Low
--------------------------------------------------------------------------------
Market Price ................       $8.33    $9.35   (10.91)%    $10.02    $8.13
Net Asset Value .............       $8.91    $9.39    (5.11)%    $ 9.63    $8.71
--------------------------------------------------------------------------------

The following unaudited charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                        8/31/08    8/31/07
--------------------------------------------------------------------------------
Hospital ...................................................    19%        29%
Industrial & Pollution Control .............................    15         16
Education ..................................................    12          9
Tax Revenue ................................................     9          6
City, County & State .......................................     9          8
Power ......................................................     8          8
Water & Sewer ..............................................     7          5
Transportation .............................................     7          6
Tobacco ....................................................     6          6
Housing ....................................................     4          3
Lease Revenue ..............................................     4          4
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                                 8/31/08    8/31/07
--------------------------------------------------------------------------------
AAA/Aaa ....................................................    34%        33%
AA/Aa ......................................................    24         17
A/A ........................................................    20         28
BBB/Baa ....................................................    18         18
BB/Ba ......................................................     1          2
B/B ........................................................     1          1
Not Rated ..................................................     2 6        1
--------------------------------------------------------------------------------
5     Using the higher of S&P's or Moody's ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2008, the market value of these securities was $14,242,697 representing 2% of the Fund's long-term investments.


6              ANNUAL REPORT                     AUGUST 31, 2008

Fund Summary as of August 31, 2008
                           The Massachusetts Health & Education Tax-Exempt Trust

Investment Objective

The Massachusetts Health & Education Tax-Exempt Trust (MHE) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Fund seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Fund will continue to invest primarily in investment-grade obligations. The Fund is intended to be a long-term investment and not a short-term trading vehicle.

Performance

For the 12 months ended August 31, 2008, the Fund returned (2.38)% based on market price and 0.84% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 1.93% on a NAV basis. All returns reflect reinvestment of dividends. Detracting from the Fund's performance over the year was exposure to the health care sector, which underperformed the rest of the municipal bond market. On the positive side, the Fund's significant overweight in pre-refunded bonds in the one- to five-year maturity range benefited performance, as the yield curve steepened and short- and intermediate-maturity issues outperformed. Additionally, exposure to the education sector aided results as it was one of the stronger areas of the market. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on American Stock Exchange ..................................       MHE
Initial Offering Date ..............................................  July 23, 1993
Yield on Closing Market Price as of August 31, 2008 ($11.22) 1 .....       5.24%
Tax Equivalent Yield 2 .............................................       8.06%
Current Monthly Distribution per Common Share 3 ....................    $ 0.049
Current Annualized Distribution per Common Share 3 .................    $ 0.588
Leverage as of August 31, 2008 4 ...................................         40%
-----------------------------------------------------------------------------------

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Shares and TOBs") minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                 8/31/08  12/31/07    Change     High      Low
--------------------------------------------------------------------------------
Market Price ...............      $11.22    $11.95    (6.11)%   $12.90    $11.22
Net Asset Value ............      $12.55    $13.10    (4.20)%   $13.50    $11.95
--------------------------------------------------------------------------------

The following unaudited charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                       8/31/08    12/31/07
--------------------------------------------------------------------------------
Education .................................................    47%        51%
Hospital ..................................................    29         29
City, County & State ......................................    17         10
Industrial & Pollution Control ............................     3          4
Housing ...................................................     3          5
Transportation ............................................     1          1
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                                8/31/08    12/31/07
--------------------------------------------------------------------------------
AAA/Aaa ...................................................     20%       38%
AA/Aa .....................................................     22        16
A/A .......................................................     29        17
BBB/Baa ...................................................     12        11
BB/Ba .....................................................      3         2
B/B .......................................................      2         3
CCC/Caa ...................................................     --         2
Not Rated .................................................     12 6      11
--------------------------------------------------------------------------------
5     Using the higher of S&P's or Moody's ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2008, the market value of these securities was $1,139,707 representing 2% of the Fund's long-term investments.


               ANNUAL REPORT                     AUGUST 31, 2008              7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of each Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to Common Shareholders will be lower than if the Fund had not used leverage.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange or the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' NAV will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in NAV, the market value of the fund's Common Shares may also decline.

In addition, the Funds may leverage their assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Funds' assets, the Funds' investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds' NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage incurred from Preferred Shares and TOBs will not exceed 50% of its total managed assets. As of August 31, 2008, the Funds had leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                       Leverage
--------------------------------------------------------------------------------
BlackRock MuniHoldings Insured Investment Fund ......................    43%
BlackRock MuniHoldings New York Insured Fund, Inc. ..................    44%
BlackRock MuniVest Fund, Inc. .......................................    43%
The Massachusetts Health & Education Tax-Exempt Trust ...............    40%
--------------------------------------------------------------------------------

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


8              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments August 31, 2008
                                  BlackRock MuniHoldings Insured Investment Fund
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Florida -- 147.7%
----------------------------------------------------------------------------------------------------
Alachua County, Florida, School Board, COP, 5.25%,
7/01/29 (a)                                                      $    6,600          $     6,615,972
----------------------------------------------------------------------------------------------------
Beacon Tradeport Community Development District,
Florida, Special Assessment Revenue Refunding
Bonds (Commercial Project), Series A, 5.625%,
5/01/32 (b)                                                           2,940                2,819,225
----------------------------------------------------------------------------------------------------
Brevard County, Florida, Health Facilities Authority,
Healthcare Facilities Revenue Bonds
(Health First Inc. Project):
     5%, 4/01/24                                                      2,600                2,459,236
     5%, 4/01/34                                                      6,520                5,781,088
----------------------------------------------------------------------------------------------------
Brevard County, Florida, School Board, COP,
Series A, 5%, 7/01/30 (c)(d)                                          3,950                3,862,429
----------------------------------------------------------------------------------------------------
Broward County, Florida, Educational Facilities
Authority Revenue Bonds (Nova Southeastern
University), 5%, 4/01/31 (e)                                          8,000                7,903,600
----------------------------------------------------------------------------------------------------
Broward County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Series E,
5.90%, 10/01/39 (f)(g)(h)                                             4,150                4,169,920
----------------------------------------------------------------------------------------------------
Broward County, Florida, School Board, COP,
Series A, 5.25%, 7/01/33 (i)                                          9,600                9,643,200
----------------------------------------------------------------------------------------------------
Cape Coral, Florida, Special Obligation Revenue
Bonds, 5%, 10/01/30 (c)                                               3,000                2,983,980
----------------------------------------------------------------------------------------------------
Clay County, Florida, School Board, COP
(Master Lease Program), 5.75%, 7/01/10 (c)(j)                         1,320                1,418,868
----------------------------------------------------------------------------------------------------
Collier County, Florida, IDA, IDR, Refunding
(Southern States Utilities), AMT, 6.50%, 10/01/25                       900                  899,883
----------------------------------------------------------------------------------------------------
Deltona, Florida, Transportation Capital Improvement
Revenue Bonds, 5.125%, 10/01/26 (c)                                   2,000                2,031,000
----------------------------------------------------------------------------------------------------
Emerald Coast, Florida, Utilities Authority, System
Revenue Bonds (d):
     5.25%, 1/01/26                                                   1,130                1,129,921
     5.25%, 1/01/36                                                   1,560                1,511,484
----------------------------------------------------------------------------------------------------
Escambia County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds (Multi-County Program),
AMT, Series A (c)(k):
     6.30%, 10/01/20                                                     80                   80,913
     6.375%, 10/01/26                                                   305                  308,611
----------------------------------------------------------------------------------------------------
Florida HFA, Homeowner Mortgage Revenue
Refunding Bonds, AMT, Series 2 (c):
     5.75%, 7/01/14                                                   1,085                1,097,184
     5.90%, 7/01/29                                                   8,610                8,817,243
----------------------------------------------------------------------------------------------------
Florida Higher Educational Facilities Financing
Authority Revenue Bonds (Flagler College, Inc.
Project), 5.25%, 11/01/36 (l)                                        12,000               10,305,240
----------------------------------------------------------------------------------------------------
Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Bonds, AMT:
     Series 1, 6%, 7/01/39 (f)(g)                                     2,450                2,405,875
     Series 11, 5.95%, 1/01/32 (i)                                    5,915                5,835,148
----------------------------------------------------------------------------------------------------
Florida Housing Finance Corporation, Homeowner
Mortgage Revenue Refunding Bonds, AMT, Series 4,
6.25%, 7/01/22 (i)                                                      665                  696,900
----------------------------------------------------------------------------------------------------
Florida Housing Finance Corporation, Housing
Revenue Bonds (Waverly Apartments), AMT,
Series C-1, 6.30%, 7/01/30 (i)                                        2,055                2,077,050
----------------------------------------------------------------------------------------------------
Florida Municipal Loan Council Revenue Bonds,
Series B (c):
     5.375%, 11/01/25                                                 1,285                1,296,822
     5.375%, 11/01/30                                                 4,150                4,168,260
----------------------------------------------------------------------------------------------------
Florida State Board of Education, Capital Outlay, GO,
Public Education, Refunding, Series D, 5.75%,
6/01/22 (i)                                                           3,750                3,943,950
----------------------------------------------------------------------------------------------------
Florida State Board of Education, Capital Outlay, GO,
Public Education, Series C, 5.75%, 6/01/10 (d)(j)                     1,000                1,073,090
----------------------------------------------------------------------------------------------------
Florida State Board of Education, Lottery Revenue
Bonds, Series B:
     6.25%, 7/01/10 (d)(j)                                           24,510               26,584,281
     5%, 7/01/28                                                      7,000                6,982,080
----------------------------------------------------------------------------------------------------
Florida State Board of Regents, Housing Revenue
Bonds (University of Central Florida), 5.25%,
10/01/26 (d)                                                          2,200                2,199,890
----------------------------------------------------------------------------------------------------
Florida State Department of Management Services,
Division Facilities Management Revenue Bonds
(Florida Facilities Pool), Series A, 6%, 9/01/10 (a)(j)               3,505                3,801,488
----------------------------------------------------------------------------------------------------
Florida State Governmental Utility Authority, Utility
Revenue Bonds (Lehigh Utility System), 5.125%,
10/01/33 (a)                                                          2,900                2,901,798
----------------------------------------------------------------------------------------------------
Florida State Turnpike Authority, Turnpike Revenue
Bonds (Department of Transportation), Series A,
6.25%, 7/01/10 (d)(j)                                                28,650               31,074,649
----------------------------------------------------------------------------------------------------
Hernando County, Florida, School Board, COP, 5%,
7/01/30 (c)                                                           6,140                6,051,338
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, Aviation Authority,
Revenue Refunding Bonds, AMT, Series C, 5.75%,
10/01/26 (e)                                                          2,875                2,943,339
----------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the list on the right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DRIVERS Derivative Inverse Tax-Exempt Receipts
EDA     Economic Development Authority
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
PILOT   Payment in Lieu of Taxes
RIB     Residual Interest Bonds
SIFMA   Securities Industry and Financial Markets Association
S/F     Single-Family
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              9

                                  BlackRock MuniHoldings Insured Investment Fund
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Florida (continued)
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, HFA, S/F Mortgage
Revenue Bonds, AMT, Series 1, 5.375%,
10/01/49 (f)(g)(h)                                               $    6,340          $     6,052,734
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project),
Series A, 5.25%, 7/01/37                                              5,205                4,902,954
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, IDA, PCR, Refunding
(Tampa Electric Company Project), Series B,
5.15%, 9/01/25                                                        2,100                2,154,894
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, Port District Revenue
Bonds (Tampa Port Authority Project), AMT, 5%,
6/01/36 (c)                                                           3,425                3,044,619
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, School Board,
COP (c)(j):
     5.375%, 7/01/09                                                  6,600                6,778,068
     6%, 7/01/09                                                     33,400               34,801,798
----------------------------------------------------------------------------------------------------
Indian River County, Florida, Water and Sewer
Revenue Refunding Bonds, Series A, 5.25%,
9/01/18 (d)                                                           1,300                1,324,167
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Economic Development
Commission, Health Care Facilities Revenue
Bonds (Mayo Clinic -- Jacksonville), Series A, 5.50%,
11/15/36 (c)                                                          1,800                1,824,318
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Guaranteed Entitlement
Revenue Refunding and Improvement Bonds,
5.25%, 10/01/32 (d)                                                   7,305                7,349,999
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, HFA, Homeowner Mortgage
Revenue Refunding Bonds, AMT, Series A-1, 5.625%,
10/01/39 (f)(g)(h)                                                    1,000                  986,740
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Port Authority Revenue Bonds,
AMT, 6%, 11/01/38 (e)                                                11,760               11,975,443
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Port Authority, Seaport Revenue
Bonds, AMT, 5.625%, 11/01/26 (c)                                      1,870                1,856,181
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Sales Tax Revenue Bonds (a):
     5.50%, 10/01/16                                                  2,000                2,138,960
     5.50%, 10/01/18                                                  3,800                4,010,292
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Water and Sewer Revenue
Bonds (United Water Florida Project), AMT, 6.35%,
8/01/25 (a)                                                           1,500                1,500,885
----------------------------------------------------------------------------------------------------
Lee County, Florida, Capital Revenue Bonds, 5.25%,
10/01/23 (a)                                                          4,225                4,359,608
----------------------------------------------------------------------------------------------------
Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-1,
7.20%, 3/01/33 (g)(h)                                                    65                   66,114
----------------------------------------------------------------------------------------------------
Lee County, Florida, HFA, S/F Mortgage Revenue
Refunding Bonds, AMT, Series A-2, 6.30%,
3/01/29 (f)(g)(h)                                                       255                  258,399
----------------------------------------------------------------------------------------------------
Lee Memorial Health System, Florida, Hospital
Revenue Bonds, Series A, 5%, 4/01/32 (a)                              9,000                8,792,460
----------------------------------------------------------------------------------------------------
Leesburg, Florida, Capital Improvement
Revenue Bonds (d):
     5.25%, 10/01/27                                                  1,605                1,622,414
     5.25%, 10/01/34                                                  3,425                3,438,974
----------------------------------------------------------------------------------------------------
Manatee County, Florida, HFA, S/F Mortgage
Revenue Refunding Bonds, AMT, Sub-Series 1,
6.25%, 11/01/28 (h)                                                     345                  349,719
----------------------------------------------------------------------------------------------------
Martin County, Florida, Utilities System Revenue
Bonds, 5.125%, 10/01/33 (a)                                           5,990                5,935,431
----------------------------------------------------------------------------------------------------
Miami Beach, Florida, Stormwater
Revenue Bonds (d):
     5.75%, 9/01/16                                                   1,630                1,722,144
     5.25%, 9/01/20                                                   1,000                1,029,650
     5.25%, 9/01/25                                                   4,400                4,408,448
     5.375%, 9/01/30                                                  1,910                1,908,777
----------------------------------------------------------------------------------------------------
Miami Beach, Florida, Water and Sewer
Revenue Bonds (a):
     5.625%, 9/01/18                                                  2,690                2,832,920
     5.75%, 9/01/25                                                  10,600               11,106,362
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Aviation Revenue
Bonds, AMT, Series A:
     5.125%, 10/01/2035 (i)                                          11,105               10,300,665
     DRIVERS, 7.343%, 10/01/11 (i)(m)                                    68                   55,988
     (Miami International Airport)
     6%, 10/01/2024 (d)                                               6,000                6,055,740
     (Miami International Airport)
     6%, 10/01/29 (d)                                                10,000               10,053,200
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport),
AMT, Series A, 5.50%, 10/01/41 (i)                                   11,400               11,094,708
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Educational Facilities
Authority Revenue Bonds (University of Miami),
Series A (a)(j):
     5.75%, 4/01/10                                                   5,000                5,339,300
     6%, 4/01/10                                                     19,425               20,818,744
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Expressway Authority,
Toll System Revenue Bonds, Series B (d):
     5.25%, 7/01/27                                                   8,995                9,088,908
     5%, 7/01/33                                                      1,865                1,823,354
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Expressway Authority,
Toll System Revenue Refunding Bonds, 5.125%,
7/01/25 (d)                                                          12,250               12,430,197
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, GO (Parks Program),
6%, 11/01/24 (d)                                                      6,705                6,989,091
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, HFA, Home Ownership
Mortgage Revenue Bonds, AMT, Series A, 5.55%,
10/01/49 (f)(g)(h)                                                    5,500                5,396,654
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, HFA, M/F Mortgage
Revenue Bonds (Marbrisa Apartments Project),
AMT, Series 2A, 6%, 8/01/26 (i)                                       2,185                2,243,864
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, IDA, IDR (a):
     (Airis Miami II LLC Project), AMT, 6%, 10/15/19                  5,100                5,182,977
     (BAC Funding Corporation Project), Series A,
     5.25%, 10/01/20                                                  3,280                3,414,054
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


10              ANNUAL REPORT                     AUGUST 31, 2008

                                  BlackRock MuniHoldings Insured Investment Fund
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Florida (continued)
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, School Board, COP,
Refunding, Series B (e):
     5.25%, 5/01/25                                              $    3,500          $     3,590,510
     5.25%, 5/01/28                                                   7,480                7,598,558
     5.25%, 5/01/30                                                   6,625                6,745,244
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Solid Waste System
Revenue Bonds:
     5.50%, 10/01/15 (i)                                              2,945                3,146,026
     5.50%, 10/01/16 (i)                                              3,105                3,316,947
     5.25%, 10/01/30 (c)                                              8,800                8,840,920
----------------------------------------------------------------------------------------------------
Nassau County, Florida, Water and Sewer System
Revenue Bonds, 5.125%, 9/01/33 (c)                                    5,175                5,171,377
----------------------------------------------------------------------------------------------------
Orange County, Florida, HFA, S/F Mortgage Revenue
Bonds, AMT, 6.85%, 10/01/27 (h)                                         215                  215,138
----------------------------------------------------------------------------------------------------
Orange County, Florida, Health Facilities
Authority, Hospital Revenue Bonds
(Orlando Regional Healthcare):
     6%, 12/01/12 (j)                                                 9,220               10,367,060
     Series A, 6.25%, 10/01/18 (c)                                    5,000                5,611,750
----------------------------------------------------------------------------------------------------
Orange County, Florida, Health Facilities Authority,
Hospital Revenue Refunding Bonds
(Orlando Regional Healthcare), Series B,
5.25%, 12/01/29 (i)                                                   6,800                6,934,096
----------------------------------------------------------------------------------------------------
Orange County, Florida, School Board, COP, 5.50%,
8/01/25 (a)                                                           1,300                1,373,476
----------------------------------------------------------------------------------------------------
Orange County, Florida, Tourist Development, Tax
Revenue Bonds, 5.75%, 10/01/09 (a)(j)                                31,745               33,048,450
----------------------------------------------------------------------------------------------------
Orlando and Orange County, Florida, Expressway
Authority Revenue Bonds:
     Series A, 5%, 7/01/32 (i)                                        5,000                5,004,950
     Series B, 5%, 7/01/30 (a)                                        3,250                3,232,677
     Series B, 5%, 7/01/35 (a)                                       37,550               36,840,305
----------------------------------------------------------------------------------------------------
Osceola County, Florida, Infrastructure Sales Surplus
Tax Revenue Bonds, 5.375%, 10/01/18 (a)                               3,155                3,324,329
----------------------------------------------------------------------------------------------------
Osceola County, Florida, Tourist Development Tax
Revenue Bonds, Series A, 5.50%, 10/01/27 (d)                          5,560                5,565,727
----------------------------------------------------------------------------------------------------
Palm Beach County, Florida, School Board, COP,
Refunding, Series B, 5.375%, 8/01/17 (a)                              6,115                6,376,783
----------------------------------------------------------------------------------------------------
Palm Beach County, Florida, School Board,
COP, Series A (d)(j):
     8/01/10                                                          5,070                5,466,778
     8/01/10                                                         13,205               14,300,091
----------------------------------------------------------------------------------------------------
Panama City, Florida, Water and Sewer Revenue
Bonds, Series B, 5.25%, 10/01/22 (c)                                  3,000                3,143,220
----------------------------------------------------------------------------------------------------
Port St. Lucie, Florida, Utility Revenue Bonds (c):
     5.25%, 9/01/26                                                   1,280                1,291,802
     5.25%, 9/01/27                                                   1,345                1,354,630
----------------------------------------------------------------------------------------------------
Saint Johns County, Florida, IDA, IDR, Refunding
(Professional Golf Project) (c):
     5.50%, 9/01/15                                                   1,275                1,371,122
     5.50%, 9/01/16                                                   1,345                1,446,399
     5.50%, 9/01/17                                                   1,420                1,527,054
     5.50%, 9/01/18                                                   1,500                1,593,915
----------------------------------------------------------------------------------------------------
Saint Johns County, Florida, Ponte Vedra Utility
System Revenue Bonds (i):
     5%, 10/01/31                                                     3,200                3,218,432
     5%, 10/01/35                                                     4,980                5,000,418
     5%, 10/01/37                                                     8,200                8,199,590
----------------------------------------------------------------------------------------------------
Saint Johns County, Florida, Sales Tax
Revenue Bonds (a):
     Series A, 5.25%, 10/01/28                                        1,375                1,385,615
     Series A, 5.25%, 10/01/31                                        1,355                1,364,756
     Series A, 5.25%, 10/01/34                                        2,000                2,008,380
     Series B, 5.25%, 10/01/27                                        1,430                1,444,758
     Series B, 5.25%, 10/01/32                                          840                  844,435
----------------------------------------------------------------------------------------------------
Saint Johns County, Florida, Transportation
Improvement Revenue Bonds, 5.125%,
10/01/32 (a)                                                          3,500                3,506,825
----------------------------------------------------------------------------------------------------
Saint Lucie County, Florida, School Board, COP,
6.25%, 7/01/10 (i)(j)                                                 4,055                4,398,175
----------------------------------------------------------------------------------------------------
Saint Lucie County, Florida, School Board, COP,
Refunding (i):
     Series A, 5.50%, 7/01/18                                         1,495                1,593,207
     Series C, 5.50%, 7/01/18                                         1,170                1,246,857
----------------------------------------------------------------------------------------------------
Saint Lucie, Florida, West Services District, Utility
Revenue Bonds (c):
     5.25%, 10/01/34                                                  1,720                1,712,656
     5%, 10/01/38                                                     4,750                4,522,902
----------------------------------------------------------------------------------------------------
Saint Lucie, Florida, West Services District, Utility
Revenue Refunding Bonds, Senior Lien, 6%,
10/01/22 (c)                                                          3,250                3,463,103
----------------------------------------------------------------------------------------------------
Santa Rosa County, Florida, School Board, COP,
Refunding, Series 2, 5.25%, 2/01/31 (d)                               8,795                8,848,298
----------------------------------------------------------------------------------------------------
Seminole County, Florida, Water and Sewer
Revenue Bonds, 5%, 10/01/31                                           5,000                5,066,150
----------------------------------------------------------------------------------------------------
South Florida Water Management District, COP,
5%, 10/01/31 (a)                                                      4,610                4,591,007
----------------------------------------------------------------------------------------------------
South Lake County, Florida, Hospital District
Revenue Bonds (South Lake Hospital Inc.),
5.80%, 10/01/34                                                       1,750                1,759,853
----------------------------------------------------------------------------------------------------
Sunrise, Florida, Utility System Revenue Refunding
Bonds, 5.20%, 10/01/22 (a)                                            2,250                2,339,460
----------------------------------------------------------------------------------------------------
Tallahassee, Florida, Capital Revenue Bonds,
5%, 10/01/24 (i)                                                      1,975                2,024,889
----------------------------------------------------------------------------------------------------
Tallahassee, Florida, Lease Revenue Bonds
(Florida State University Project), Series A (c):
     5.25%, 8/01/23                                                   2,800                2,808,876
     5.375%, 8/01/26                                                  1,000                1,022,550
----------------------------------------------------------------------------------------------------
Tampa Bay, Florida, Water Utility System Revenue
Bonds, 6%, 10/01/11 (d)(j)                                           30,335               33,566,891
----------------------------------------------------------------------------------------------------
Taylor County, Florida, Sales Tax Revenue Bonds,
6%, 10/01/10 (d)(j)                                                   3,835                4,130,832
----------------------------------------------------------------------------------------------------
University of Central Florida Athletics Association Inc.,
COP, Series A, 5.25%, 10/01/34 (d)                                    8,935                7,906,671
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              11

                                  BlackRock MuniHoldings Insured Investment Fund
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Florida (concluded)
----------------------------------------------------------------------------------------------------
Village Center Community Development District,
Florida, Recreational Revenue Bonds, Series A (c):
     5.375%, 11/01/34                                            $   10,775          $    10,796,335
     5.125%, 11/01/36                                                 1,750                1,692,898
----------------------------------------------------------------------------------------------------
Village Center Community Development District,
Florida, Utility Revenue Bonds, 5.25%, 10/01/23 (c)                   3,000                3,150,210
----------------------------------------------------------------------------------------------------
Volusia County, Florida, IDA, Student Housing
Revenue Bonds (Stetson University Project),
Series A (n):
     5%, 6/01/25                                                      2,075                1,863,475
     5%, 6/01/35                                                      1,740                1,447,124
                                                                                     ---------------
                                                                                         751,420,833
====================================================================================================
Puerto Rico -- 0.5%
----------------------------------------------------------------------------------------------------
Puerto Rico Industrial, Tourist, Educational,
Medical and Environmental Control Facilities
Revenue Bonds (University Plaza Project),
Series A, 5.625%, 7/01/19 (c)                                         2,725                2,762,251
----------------------------------------------------------------------------------------------------
Total Municipal Bonds -- 148.2%                                                          754,183,084
====================================================================================================

====================================================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (o)
====================================================================================================
Georgia -- 1.9%
----------------------------------------------------------------------------------------------------
Atlanta, Georgia, Airport Passenger Facility Charge
and Subordinate Lien General Revenue Refunding
Bonds, Series C, 5%, 1/01/33 (i)                                      9,690                9,728,275
====================================================================================================
Florida -- 23.0%
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, Aviation Authority
Revenue Bonds, AMT, Series A, 5.5%, 10/01/38 (e)                     10,749               10,501,020
----------------------------------------------------------------------------------------------------
Jacksonville Electric Authority, Florida, Saint John's
River Power Park System Revenue Bonds, Issue
Three, Series 2, 5%, 10/01/37                                         6,085                6,115,247
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Baptist Medical Center
Project), 5%, 8/15/37 (i)                                            14,100               13,887,513
----------------------------------------------------------------------------------------------------
Jacksonville, Florida, Sales Tax Revenue Bonds, 5%,
10/01/27 (c)                                                          9,994               10,128,430
----------------------------------------------------------------------------------------------------
Lee County, Florida, Airport Revenue Bonds, AMT,
Series A, 6%, 10/01/29 (i)                                           19,925               20,259,740
----------------------------------------------------------------------------------------------------
Lee County, Florida, HFA, S/F Mortgage Revenue
Bonds (Multi-County Program), AMT, Series A-2, 6%,
9/01/40 (f)(g)(h)                                                     8,295                8,624,146
----------------------------------------------------------------------------------------------------
Manatee County, Florida, HFA, Homeowner Revenue
Bonds, AMT, Series A, 5.9%, 9/01/40 (f)(g)(h)                         4,350                4,279,095
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Aviation Revenue
Bonds, AMT, Series A, 5%, 10/01/33 (i)                               10,010                9,022,288
----------------------------------------------------------------------------------------------------
Orlando, Florida, Senior Tourist Development Tax
Revenue Bonds (6th Cent Contract Payments),
Series A, 5.25%, 11/01/38 (e)                                        10,240               10,268,774
----------------------------------------------------------------------------------------------------
Palm Beach County, Florida, School Board, COP,
Series A, 5%, 8/01/31 (i)                                            13,500               13,569,660
----------------------------------------------------------------------------------------------------
Polk County, Florida, School Board COP,
Master Lease, Series A, 5.5%, 1/01/10 (i)                             9,873               10,245,456
                                                                                     ---------------
                                                                                         116,901,369
----------------------------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 24.9%                                                       126,629,644
====================================================================================================
Total Long-Term Investments
(Cost -- $878,678,409) -- 173.1%                                                         880,812,728
====================================================================================================

====================================================================================================

Short-Term Securities                                                Shares
====================================================================================================
CMA Florida Municipal Money Fund, 1.28% (p)(q)                    1,473,234                1,473,234
----------------------------------------------------------------------------------------------------
Total Short-Term Securities (Cost -- $1,473,234) -- 0.3%                                   1,473,234
====================================================================================================
Total Investments (Cost -- $880,151,643*) -- 173.4%                                      882,285,962

Other Assets Less Liabilities -- 1.0%                                                      5,045,528

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (16.2)%                                                      (82,374,692)

Preferred Shares, at Redemption Value -- (58.2)%                                        (296,258,455)
                                                                                     ---------------
Net Assets Applicable to Common Shares -- 100.0%                                     $   508,698,343
                                                                                     ===============

See Notes to Financial Statements.


12              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments (concluded)
                                  BlackRock MuniHoldings Insured Investment Fund

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 802,176,218
                                                                  =============
      Gross unrealized appreciation ..........................    $  15,529,610
      Gross unrealized depreciation ..........................      (17,400,888)
                                                                  -------------
      Net unrealized depreciation ............................    $  (1,871,278)
                                                                  =============

(a)   AMBAC Insured.
(b)   Radian Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FHLMC Collateralized.
(g)   FNMA Collateralized.
(h)   GNMA Collateralized.
(i)   FSA Insured.
(j) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(k)   FHA Insured.
(l)   XL Capital Insured.
(m) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(n)   CIFG Insured.
(o) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(p) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund                  (1,896,673)     $409,241
      --------------------------------------------------------------------------

(q)   Represents the current yield as of report date.

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              13

Schedule of Investments August 31, 2008
                              BlackRock MuniHoldings New York Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
New York -- 124.1%
----------------------------------------------------------------------------------------------------
Albany, New York, IDA, Civic Facility Revenue Bonds
(The University Heights Association -- Albany Law
School), Series A, 6.75%, 12/01/09 (a)(b)                        $    3,375          $     3,608,516
----------------------------------------------------------------------------------------------------
Buffalo, New York, GO, Series D,
6%, 12/01/09 (a)(c)                                                   2,000                2,121,160
----------------------------------------------------------------------------------------------------
Erie County, New York, Public Improvement,
GO, Series A, 5.75%, 10/01/13 (d)                                     1,025                1,065,088
----------------------------------------------------------------------------------------------------
Hudson Yards Infrastructure Corporation, New York,
Revenue Bonds, Series A:
     4.50%, 2/15/47 (e)                                              13,750               11,897,600
     5%, 2/15/47 (d)                                                 10,250                9,882,230
----------------------------------------------------------------------------------------------------
Long Island Power Authority, New York, Electric System
Revenue Bonds, Series A (f):
     5%, 9/01/29                                                      3,000                3,000,000
     5%, 9/01/34                                                      4,850                4,780,548
----------------------------------------------------------------------------------------------------
Madison County, New York, IDA, Civic Facility
Revenue Bonds (Colgate University Project),
Series A, 5%, 7/01/35 (f)                                             3,225                3,252,671
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Dedicated Tax Fund Revenue Bonds, Series A,
5%, 11/15/35 (e)                                                      2,000                2,015,940
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds:
     Series A, 5.25%, 11/15/31 (d)                                    2,500                2,516,675
     Series B, 5%, 11/15/28                                           1,500                1,503,975
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Service Contract Revenue Refunding Bonds,
Series A, 5%, 7/01/21 (d)                                             3,500                3,563,315
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Transit Facilities Revenue Bonds, Series C,
4.75%, 7/01/12 (a)(c)                                                 2,535                2,745,380
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Transportation Revenue Refunding Bonds, Series F,
5.25%, 11/15/12 (a)(e)                                                6,300                6,975,675
----------------------------------------------------------------------------------------------------
Nassau Health Care Corporation, New York, Health
System Revenue Bonds, 5.75%, 8/01/09 (a)(c)                           4,210                4,446,686
----------------------------------------------------------------------------------------------------
New York City, New York, City Health and Hospital
Corporation, Health System Revenue Refunding
Bonds, Series A, 5.25%, 2/15/17 (e)                                   2,000                2,041,440
----------------------------------------------------------------------------------------------------
New York City, New York, City Housing Development
Corporation, M/F Housing Revenue Bonds, AMT:
     Series C, 5%, 11/01/26                                           1,250                1,150,350
     Series C, 5.05%, 11/01/36                                        2,000                1,858,740
     Series H-1, 4.70%, 11/01/40                                      1,000                  862,290
     Series H-2, 5.125%, 11/01/34                                     2,340                2,067,811
----------------------------------------------------------------------------------------------------
New York City, New York, City IDA, Civic Facility Revenue
Refunding Bonds (Nightingale-Bamford School),
5.25%, 1/15/17 (f)                                                    1,200                1,286,868
----------------------------------------------------------------------------------------------------
New York City, New York, City IDA, IDR (Japan Airlines
Company), AMT, 6%, 11/01/15 (c)                                      10,740               10,872,209
----------------------------------------------------------------------------------------------------
New York City, New York, City IDA, PILOT
Revenue Bonds:
     (Queens Baseball Stadium Project),
     5%, 1/01/31 (f)                                                  4,000                3,952,000
     (Queens Baseball Stadium Project),
     5%, 1/01/36 (f)                                                 14,390               14,032,984
     (Queens Baseball Stadium Project),
     5%, 1/01/39 (f)                                                  4,500                4,369,770
     (Queens Baseball Stadium Project),
     5%, 1/01/46 (f)                                                  7,800                7,494,006
     (Yankee Stadium Project), 5%, 3/01/36 (e)                        4,450                4,339,596
     (Yankee Stadium Project), 5%, 3/01/46 (d)                       12,250               11,709,652
----------------------------------------------------------------------------------------------------
New York City, New York, City IDA, Parking Facility
Revenue Bonds (Royal Charter Properties Inc. --
The New York and Pennsylvania Hospital Leasehold
Project), 5.75%, 12/15/29 (c)                                         7,965                8,450,068
----------------------------------------------------------------------------------------------------
New York City, New York, City IDA, Special Facility
Revenue Refunding Bonds (Terminal One Group
Association Project), AMT, 5.50%, 1/01/24                             1,500                1,483,050
----------------------------------------------------------------------------------------------------
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System Revenue Bonds,
Series A:
     4.25%, 6/15/33                                                   1,000                  910,570
     4.25%, 6/15/39 (c)                                               3,200                2,875,584
----------------------------------------------------------------------------------------------------
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System, Revenue
Refunding Bonds:
     Series A, 5.125%, 6/15/34 (e)                                    1,250                1,260,400
     Series A, 5%, 6/15/35 (f)                                        3,500                3,516,030
     Series C, 5%, 6/15/35 (e)                                        1,000                1,007,430
     Series F, 5%, 6/15/29 (c)                                          500                  504,765
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-2,
4.25%, 1/15/34 (d)                                                    4,830                4,319,807
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Refunding Bonds,
Series S-1, 4.50%, 1/15/38                                            1,760                1,637,944
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority, Future Tax Secured Revenue Bonds:
     Series B, 5.50%, 2/01/12 (e)                                     1,145                1,225,001
     Series B, 5.50%, 2/01/13 (e)                                       805                  861,245
     Series B, 6.25%, 11/15/18 (d)                                    6,405                6,923,549
     Series C, 5%, 2/01/33 (d)                                       16,200               16,314,048
     Series E, 5.25%, 2/01/22 (e)                                     2,500                2,620,275
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority, Future Tax Secured, Revenue Refunding
Bonds, Series A, 5%, 11/15/26 (d)                                     1,000                1,013,940
----------------------------------------------------------------------------------------------------
New York City, New York, GO:
     Series B, 5.75%, 8/01/13 (e)                                     2,280                2,429,682
     Series D, 5.25%, 10/15/13 (a)                                    3,750                4,196,550
     Series D1, 5.125%, 12/01/23                                      1,000                1,041,440
     Series D1, 5.125%, 12/01/28                                      1,250                1,279,038
     Series J, 5%, 5/15/23                                            8,000                8,170,640
     Sub-Series C-1, 5.25%, 8/15/26                                   1,150                1,183,730
     VRDN, Sub-Series A-6, 2.15%, 11/01/26 (c)(g)(s)                    375                  375,000
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


14              ANNUAL REPORT                     AUGUST 31, 2008

                              BlackRock MuniHoldings New York Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
New York (continued)
----------------------------------------------------------------------------------------------------
New York City, New York, GO, Refunding (c):
     Series A, 6.25%, 5/15/26                                    $    3,700          $     3,956,965
     VRDN, Series H, Sub-Series H-3, 2.50%,
     8/01/19 (g)(s)                                                   4,300                4,300,000
----------------------------------------------------------------------------------------------------
New York City, New York, IDA, Civic Facility Revenue
Refunding Bonds (Polytechnic University),
5.25%, 11/01/37 (h)                                                   2,160                1,871,597
----------------------------------------------------------------------------------------------------
New York City, New York, Sales Tax Asset Receivable
Corporation Revenue Bonds (f):
     DRIVERS, Series 1438Z, 7.647%,
     10/15/12 (g)                                                     1,250                1,337,324
     Series A, 5%, 10/15/32                                          14,175               14,398,398
----------------------------------------------------------------------------------------------------
New York City, New York, Trust for Cultural Resources,
Revenue Refunding Bonds (American Museum of
Natural History), Series A, 5%, 7/01/36 (e)                           3,800                3,820,748
----------------------------------------------------------------------------------------------------
New York Convention Center Development
Corporation, New York, Revenue Bonds
(Hotel Unit Fee Secured) (f):
     5%, 11/15/30                                                     2,100                2,091,474
     5%, 11/15/35                                                    21,000               20,660,850
     5%, 11/15/44                                                     2,055                2,000,214
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Hospital Revenue
Refunding Bonds:
     (New York and Presbyterian Hospital),
     5.50%, 8/01/11 (f)(i)                                            1,000                1,070,000
     (North General Hospital), 5.75%, 2/15/17 (j)                     2,000                2,184,260
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Lease
Revenue Bonds:
     (Municipal Health Facilities Improvement
     Program), Series 1, 5.50%, 1/15/14 (c)                           1,535                1,638,674
     (Office Facilities Audit and Control),
     5.50%, 4/01/23 (e)                                                 645                  659,912
     (State University Dormitory Facilities),
     5%, 7/01/37 (f)                                                  1,000                1,009,900
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Non-State
Supported Debt, Lease Revenue Bonds (Municipal
Health Facilities Improvement Program),
Sub-Series 2-5, 5%, 1/15/32                                           3,300                3,286,305
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Non-State
Supported Debt Revenue Bonds:
     (Fordham University), Series B, 5%, 7/01/38 (k)                  1,000                1,009,220
     (School District Financing Program), Series A,
     5%, 10/01/35 (c)                                                   450                  456,548
     (School District Financing Program), Series C,
     5%, 10/01/37 (c)                                                 2,500                2,534,525
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Non-State
Supported Debt, Revenue Refunding Bonds:
     (Mount Sinai School of Medicine of New York
     University), 5%, 7/01/35 (e)                                     2,100                2,066,316
     (School District Financing Program), Series A,
     5%, 10/01/35 (c)                                                 5,000                5,079,000
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority Revenue Bonds:
     (853 Schools Program), Issue 2, Series E,
     5.75%, 7/01/19 (f)                                               1,340                1,388,093
     (Cooper Union of Advance Science),
     6.25%, 7/01/09 (a)(e)                                            1,200                1,256,880
     (Gustavus Adolphus Child & Family
     Services, Inc.), Series B, 5.50%, 7/01/18 (f)                    2,058                2,126,737
     (Long Island University), Series B,
     5.50%, 9/01/20 (b)                                               1,585                1,576,742
     (New York State Rehabilitation Association),
     Series A, 5.25%, 7/01/19 (l)                                     1,180                1,222,173
     (New York State Rehabilitation Association),
     Series A, 5.125%, 7/01/23 (l)                                    1,000                1,026,840
     (Pace University), 6%, 7/01/10 (a)(e)                            5,345                5,776,448
     (Saint Barnabas Hospital), 5.45%,
     8/01/35 (f)(i)                                                   2,150                2,152,924
     (School Districts Financing Program), Series D,
     5%, 10/01/30 (e)                                                 1,240                1,243,584
     (School Districts Financing Program), Series E,
     5.75%, 10/01/30 (e)                                              6,900                7,321,659
     (Upstate Community Colleges), Series A,
     6%, 7/01/10 (a)(c)                                               1,405                1,518,411
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Revenue
Refunding Bonds:
     (City University System), Series 1, 5.25%,
     7/01/14 (d)                                                        685                  700,926
     (Saint Charles Hospital and Rehabilitation Center),
     Series A, 5.625%, 7/01/12 (e)                                    3,400                3,460,418
     (School District Financing Program), Series I,
     5.75%, 10/01/18 (e)                                              1,370                1,494,081
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, State Supported Debt
Revenue Bonds (Mental Health Services Facilities) (c):
   AMT, Series C, 5.40%, 2/15/33                                      5,650                5,589,376
   Series B, 5%, 2/15/33                                              4,650                4,678,923
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, Supported Debt Revenue Bonds
(Mental Health Facilities) (a):
   Series B, 5.25%, 2/15/14                                           1,550                1,730,079
   Series D, 5.875%, 8/15/10                                          1,060                1,136,924
----------------------------------------------------------------------------------------------------
New York State Energy Research and Development
Authority, Gas Facilities Revenue Refunding Bonds
(Brooklyn Union Gas Company/Keyspan), AMT,
Series A, 4.70%, 2/01/24 (d)                                         15,590               14,500,259
----------------------------------------------------------------------------------------------------
New York State Energy Research and Development
Authority, PCR, Refunding (Central Hudson Gas and
Electric), Series A, 5.45%, 8/01/27 (f)                               6,000                6,148,320
----------------------------------------------------------------------------------------------------
New York State Environmental Facilities Corporation,
Water Facilities Revenue Bonds (Long Island Water
Corp. Project), AMT, Series A, 4.90%, 10/01/34 (e)                    6,000                5,353,440
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              15

                              BlackRock MuniHoldings New York Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
New York (continued)
----------------------------------------------------------------------------------------------------
New York State Environmental Facilities Corporation,
Water Facilities Revenue Refunding Bonds (Spring
Valley Water Company), Series B, 6.15%, 8/01/24 (f)              $    4,400          $     4,411,044
----------------------------------------------------------------------------------------------------
New York State, HFA, Housing Revenue Bonds
(Tri-Senior Development Project), AMT, Series A,
5.40%, 11/15/42 (m)                                                   2,400                2,172,288
----------------------------------------------------------------------------------------------------
New York State, HFA, M/F Housing Revenue Bonds
(Saint Philips Housing), AMT, Series A, 4.65%,
11/15/38 (m)                                                          3,250                2,871,050
----------------------------------------------------------------------------------------------------
New York State, HFA, State Personal Income Tax
Revenue Bonds (Economic Development and
Housing), Series A, 5%, 9/15/23 (e)                                     750                  774,143
----------------------------------------------------------------------------------------------------
New York State Mortgage Agency, Homeowner
Mortgage Revenue Bonds, AMT:
     Series 143, 4.90%, 10/01/37                                      1,000                  844,630
     Series 145, 5.125%, 10/01/37                                     1,000                  875,650
----------------------------------------------------------------------------------------------------
New York State Mortgage Agency, Homeowner
Mortgage Revenue Refunding Bonds:
     AMT, Series 67, 5.70%, 10/01/17 (e)                              2,140                2,153,632
     AMT, Series 133, 4.95%, 10/01/21                                 1,500                1,434,720
     AMT, Series 143, 4.85%, 10/01/27 (e)                             2,000                1,773,840
     Series 83, 5.55%, 10/01/27 (e)                                   2,100                2,109,555
----------------------------------------------------------------------------------------------------
New York State Mortgage Agency Revenue Refunding
Bonds, AMT, Series 82, 5.65%, 4/01/30 (e)                             1,035                1,076,348
----------------------------------------------------------------------------------------------------
New York State Thruway Authority, General Revenue
Bonds, Series F, 5%, 1/01/30 (f)                                      5,000                5,075,600
----------------------------------------------------------------------------------------------------
New York State Thruway Authority, General Revenue
Refunding Bonds, Series G (c):
     4.75%, 1/01/29                                                   2,000                2,013,820
     4.75%, 1/01/30                                                   1,605                1,612,351
----------------------------------------------------------------------------------------------------
New York State Thruway Authority, Highway and
Bridge Trust Fund Revenue Bonds, Series B-1,
5.75%, 4/01/10 (a)(d)                                                 8,000                8,546,800
----------------------------------------------------------------------------------------------------
New York State Thruway Authority, Second General
Highway and Bridge Trust Fund Revenue Bonds,
Series A, 5%, 4/01/26 (f)                                             8,700                8,971,092
----------------------------------------------------------------------------------------------------
New York State Urban Development Corporation,
Personal Income Tax Revenue Bonds:
     Series C-1, 5%, 3/15/13 (a)(e)                                   3,000                3,299,400
     (State Facilities), Series A-1, 5%, 3/15/29 (d)                  2,000                2,028,940
----------------------------------------------------------------------------------------------------
Oneida-Herkimer, New York, Solid Waste
Management Authority, Solid Waste Revenue
Refunding Bonds, 5.50%, 4/01/13 (c)                                   1,800                1,985,436
----------------------------------------------------------------------------------------------------
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, AMT, 141st Series,
4.50%, 9/01/35 (l)                                                    1,000                  857,680
----------------------------------------------------------------------------------------------------
Port Authority of New York and New Jersey, Special
Obligation Revenue Bonds (JFK International Air
Terminal LLC), AMT, Series 6 (e):
     6.25%, 12/01/11                                                  3,000                3,181,320
     6.25%, 12/01/15                                                  7,830                8,421,243
     5.90%, 12/01/17                                                  7,000                7,095,060
     5.75%, 12/01/22                                                 26,725               26,728,741
----------------------------------------------------------------------------------------------------
Rochester, New York, Housing Authority, Mortgage
Revenue Bonds (Andrews Terrace Apartments
Project), AMT, 4.70%, 12/20/38 (n)                                    1,250                1,013,838
----------------------------------------------------------------------------------------------------
Schenectady, New York, IDA, Civic Facility Revenue
Bonds (Union College Project), Series A, 5.45%,
12/01/09 (a)(f)                                                       5,000                5,317,800
----------------------------------------------------------------------------------------------------
Schenectady, New York, IDA, Civic Facility Revenue
Refunding Bonds (Union College Project), Series A,
5.625%, 7/01/11 (a)(f)                                                3,000                3,332,280
----------------------------------------------------------------------------------------------------
Suffolk County, New York, IDA, IDR (Keyspan -- Port
Jefferson), AMT, 5.25%, 6/01/27                                       4,355                4,054,679
----------------------------------------------------------------------------------------------------
Suffolk County, New York, IDA, Solid Waste Disposal
Facility, Revenue Refunding Bonds (Ogden Martin
System Huntington Project), AMT (f):
     6%, 10/01/10                                                     4,660                4,894,445
     6.15%, 10/01/11                                                  5,000                5,331,700
     6.25%, 10/01/12                                                  3,530                3,809,717
----------------------------------------------------------------------------------------------------
Syracuse, New York, IDA, PILOT Revenue Bonds
(Carousel Center Project), AMT, Series A,
5%, 1/01/36 (j)                                                      10,000                8,651,600
----------------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corporation of
New York Revenue Bonds:
     Series A-1, 5.25%, 6/01/20 (f)                                   5,000                5,228,250
     Series A-1, 5.25%, 6/01/21 (f)                                  13,275               13,846,090
     Series A-1, 5.25%, 6/01/22 (f)                                   2,000                2,077,300
     Series C-1, 5.50%, 6/01/21                                       3,700                3,898,616
----------------------------------------------------------------------------------------------------
Triborough Bridge and Tunnel Authority, New York,
Revenue Refunding Bonds, Series A, 5%,
1/01/12 (a)(e)                                                        2,095                2,268,005
----------------------------------------------------------------------------------------------------
Triborough Bridge and Tunnel Authority, New York,
Subordinate Revenue Bonds:
     5%, 11/15/28 (f)                                                 2,465                2,486,174
     Series A, 5.25%, 11/15/30 (e)                                    6,000                6,147,720
----------------------------------------------------------------------------------------------------
Westchester County, New York, IDA, Civic Facility
Revenue Bonds (Purchase College Foundation
Housing Project), Series A, 5.75%, 12/01/31 (f)                       7,000                7,350,210
----------------------------------------------------------------------------------------------------
Yonkers, New York, GO, Series A, 5.75%,
10/01/10 (d)                                                          1,795                1,941,131
                                                                                     ---------------
                                                                                         531,812,366
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


16              ANNUAL REPORT                     AUGUST 31, 2008

                              BlackRock MuniHoldings New York Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Guam -- 1.1%
----------------------------------------------------------------------------------------------------
A.B. Won Guam International Airport Authority, General
Revenue Refunding Bonds, AMT, Series C (e):
     5.25%, 10/01/21                                             $    3,700          $     3,609,905
     5.25%, 10/01/22                                                  1,050                1,018,437
                                                                                     ---------------
                                                                                           4,628,342
====================================================================================================
Puerto Rico -- 18.5%
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Aqueduct and Sewer
Authority, Senior Lien Revenue Bonds, Series A,
5.125%, 7/01/47 (k)                                                   9,950                9,778,064
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway and
Transportation Authority, Highway Revenue
Refunding Bonds, Series CC (c):
     5.50%, 7/01/31                                                   4,000                4,264,560
     5.25%, 7/01/33                                                   1,000                1,029,490
     5.25%, 7/01/34                                                   3,895                4,006,475
     5.25%, 7/01/36                                                   5,500                5,679,850
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Bonds, 5.25%, 7/01/17 (d)                                             4,800                4,876,416
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway and
Transportation Authority, Transportation Revenue
Refunding Bonds, Series D, 5.75%, 7/01/12 (a)                        10,000               11,005,000
----------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Financing
Authority, Special Tax and Capital Appreciation
Revenue Bonds, Series A (o):
     4.62%, 7/01/31 (d)                                              10,280                2,735,200
     4.66%, 7/01/33 (d)                                               5,500                1,301,905
     4.66%, 7/01/34 (f)                                               9,300                2,140,860
     4.67%, 7/01/37 (f)                                               2,200                  420,860
----------------------------------------------------------------------------------------------------
Puerto Rico Convention Center District Authority,
Hotel Occupancy Tax Revenue Bonds, Series A,
5%, 7/01/31 (f)                                                       3,270                3,153,294
----------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, Power
Revenue Bonds (a):
     Series NN, 5.125%, 7/01/13                                       3,750                4,147,237
     Series RR, 5%, 7/01/15 (l)                                       4,850                5,401,106
     Series RR, 5%, 7/01/15 (j)                                       4,950                5,512,469
     Series RR, 5%, 7/01/15 (d)                                       7,110                7,917,909
----------------------------------------------------------------------------------------------------
Puerto Rico Housing Financing Authority, Capital
Funding Program, Subordinate Revenue Refunding
Bonds, 5.125%, 12/01/27                                               4,000                3,939,560
----------------------------------------------------------------------------------------------------
Puerto Rico Municipal Finance Agency, GO, Series A,
5%, 8/01/30 (c)                                                       2,000                2,003,400
                                                                                     ---------------
                                                                                          79,313,655
----------------------------------------------------------------------------------------------------
Total Municipal Bonds -- 143.7%                                                          615,754,363
====================================================================================================

Municipal Bonds Transferred to                                        Par
Tender Option Bond Trusts (p)                                        (000)                Value
====================================================================================================
New York --32.7%
----------------------------------------------------------------------------------------------------
Erie County, New York, IDA, School Facility Revenue
Bonds (City of Buffalo Project), 5.75%, 5/01/24 (c)                   4,158                4,314,675
----------------------------------------------------------------------------------------------------
Long Island Power Authority, New York, Electric
System Revenue Refunding Bonds, Series B,
5%, 12/01/35 (c)                                                      3,493                3,537,506
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Dedicated Tax Fund Revenue Bonds, Series A,
5%, 11/15/31 (e)                                                      6,994                7,097,249
----------------------------------------------------------------------------------------------------
Metropolitan Transportation Authority, New York,
Revenue Refunding Bonds, Series A (c):
     5%, 11/15/30                                                     5,007                5,069,612
     5.75%, 11/15/32                                                 38,900               41,403,215
----------------------------------------------------------------------------------------------------
New York City, New York, City Municipal Water
Finance Authority, Water and Sewer System Revenue
Bonds, Series A, 5.75%, 6/15/11 (a)(c)                               23,000               25,181,320
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority, Building Aid Revenue Bonds, Series S-2,
5%, 1/15/37 (c)(d)                                                    3,750                3,798,450
----------------------------------------------------------------------------------------------------
New York City, New York, GO, Series C, 5.75%,
3/15/27 (c)                                                           9,500               10,563,430
----------------------------------------------------------------------------------------------------
New York City, New York, Sales Tax Asset Receivable
Corporation Revenue Bonds, Series A, 5%,
10/15/32 (f)                                                          7,000                7,244,510
----------------------------------------------------------------------------------------------------
New York State Thruway Authority, General Revenue
Refunding Bonds, Series H, 5%, 1/01/37 (c)(d)                         8,505                8,624,836
----------------------------------------------------------------------------------------------------
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, AMT, 137th Series,
5.125%, 7/15/30 (c)                                                   2,504                2,476,223
----------------------------------------------------------------------------------------------------
Triborough Bridge and Tunnel Authority, New York,
Revenue Refunding Bonds (e):
     5.25%, 11/15/23                                                 12,000               12,550,920
     5%, 11/15/32                                                     8,309                8,333,317
----------------------------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 32.7%                                                       140,195,263
====================================================================================================
Total Long-Term Investments
(Cost -- $758,155,075) -- 176.4%                                                         755,949,626
====================================================================================================

====================================================================================================

Short-Term Securities                                                Shares
====================================================================================================
CMA New York Municipal Money Fund,
1.31% (q)(r)                                                      3,469,473                3,469,473
----------------------------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $3,469,473) -- 0.8%                                                               3,469,473
====================================================================================================
Total Investments (Cost -- $761,624,548*) -- 177.2%                                      759,419,099

Other Assets Less Liabilities -- 2.2%                                                      9,674,102

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (20.4)%                                                      (87,552,144)

Preferred Shares, at Redemption Value -- (59.0)%                                        (252,993,595)
                                                                                     ---------------
Net Assets Applicable to Common Shares -- 100.0%                                     $   428,547,462
                                                                                     ===============

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              17

Schedule of Investments (concluded)
                              BlackRock MuniHoldings New York Insured Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 677,210,626
                                                                  =============
      Gross unrealized appreciation ..........................    $  13,616,354
      Gross unrealized depreciation ..........................      (18,464,200)
                                                                  -------------
      Net unrealized depreciation ............................    $  (4,847,846)
                                                                  =============

(a) U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)   Radian Insured.
(c)   FSA Insured.
(d)   FGIC Insured.
(e)   MBIA Insured.
(f)   AMBAC Insured.
(g) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(h)   ACA Insured.
(i)   FHA Insured.
(j)   XL Capital Insured.
(k)   Assured Guaranty Insured.
(l)   CIFG Insured.
(m)   FNMA Collateralized.
(n)   GNMA Collateralized.
(o) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(p) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                  1,567,078      $269,447
      --------------------------------------------------------------------------

(r)   Represents the current yield as of report date.
(s) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security.

See Notes to Financial Statements.


18              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments August 31, 2008            BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Alabama -- 2.9%
----------------------------------------------------------------------------------------------------
Camden, Alabama, IDB, Exempt Facilities Revenue
Bonds (Weyerhaeuser Company), Series A,
6.125%, 12/01/13 (a)                                             $    2,550          $     2,895,219
----------------------------------------------------------------------------------------------------
Huntsville, Alabama, Health Care Authority Revenue
Bonds, Series A, 5.75%, 6/01/11 (a)                                   3,500                3,828,685
----------------------------------------------------------------------------------------------------
Prattville, Alabama, IDB, Environmental Improvement
Revenue Bonds (International Paper Company
Projects), AMT, Series A, 4.75%, 12/01/30                             6,500                4,757,155
----------------------------------------------------------------------------------------------------
Selma, Alabama, IDB, Environmental Improvement
Revenue Refunding Bonds (International Paper
Company Project), Series B, 5.50%, 5/01/20                            5,000                4,699,950
                                                                                     ---------------
                                                                                          16,181,009
====================================================================================================
Arizona -- 1.8%
----------------------------------------------------------------------------------------------------
Maricopa County, Arizona, IDA, Education Revenue
Bonds (Arizona Charter Schools Project 1), Series A,
6.75%, 7/01/29                                                        4,100                3,603,941
----------------------------------------------------------------------------------------------------
Pima County, Arizona, IDA, Education Revenue Bonds
(Arizona Charter Schools Project):
     Series E, 7.25%, 7/01/31                                         2,055                2,106,026
     Series I, 6.10%, 7/01/24                                           500                  490,510
     Series I, 6.30%, 7/01/31                                         1,000                  964,290
----------------------------------------------------------------------------------------------------
Pima County, Arizona, IDA, Education Revenue
Refunding Bonds:
     (Arizona Charter Schools Project), Series O,
     5%, 7/01/26                                                      1,545                1,308,012
     (Arizona Charter Schools Project II), Series A,
     6.75%, 7/01/11 (a)                                                 560                  623,666
     (Arizona Charter Schools Project II), Series A,
     6.75%, 7/01/21                                                     940                  954,504
                                                                                     ---------------
                                                                                          10,050,949
====================================================================================================
California -- 15.0%
----------------------------------------------------------------------------------------------------
California State, GO:
     5.50%, 4/01/14 (a)                                                 550                  624,338
     5.50%, 4/01/30                                                      10                   10,229
----------------------------------------------------------------------------------------------------
California State, GO, Refunding, 5.25%, 3/01/38                       6,700                6,680,034
----------------------------------------------------------------------------------------------------
California State Public Works Board, Lease
Revenue Bonds:
     (Department of Corrections), Series C,
     5.50%, 6/01/22                                                   5,000                5,221,800
     (Department of Corrections), Series C,
     5.50%, 6/01/23                                                   6,000                6,243,420
     (Department of Mental Health -- Coalinga
     State Hospital), Series A, 5.125%, 6/01/29                      11,075               11,093,274
----------------------------------------------------------------------------------------------------
California State, Various Purpose, GO,
5.50%, 11/01/33                                                      11,250               11,461,725
----------------------------------------------------------------------------------------------------
California Statewide Communities Development
Authority, Health Facility Revenue Bonds (Memorial
Health Services), Series A, 6%, 10/01/23                              5,240                5,429,007
----------------------------------------------------------------------------------------------------
Chula Vista, California, IDR (San Diego Gas and
Electric Company), AMT, Series B, 5%, 12/01/27                        1,250                1,163,600
----------------------------------------------------------------------------------------------------
Golden State Tobacco Securitization Corporation of
California, Tobacco Settlement Revenue Bonds (a):
     Series A-3, 7.875%, 6/01/13                                     10,725               12,896,169
     Series A-4, 7.80%, 6/01/13                                       3,750                4,497,412
     Series A-5, 7.875%, 6/01/13                                      1,425                1,713,477
     Series B, 5.375%, 6/01/10                                        8,000                8,395,600
----------------------------------------------------------------------------------------------------
Los Angeles County, California, Metropolitan
Transportation Authority, Sales Tax Revenue
Refunding Bonds, Proposition C, VRDN, Second
Senior Series A, 7.50%, 7/01/20 (b)(c)(q)                             7,000                7,000,000
                                                                                     ---------------
                                                                                          82,430,085
====================================================================================================
Colorado -- 0.6%
----------------------------------------------------------------------------------------------------
Colorado HFA, Revenue Refunding Bonds
(S/F Program), AMT, Senior Series A-2:
     6.60%, 5/01/28                                                     495                  513,929
     7.50%, 4/01/31                                                     170                  177,463
----------------------------------------------------------------------------------------------------
Colorado Health Facilities Authority Revenue
Bonds (Lutheran Medical Center), Series A,
5.25%, 6/01/34                                                        3,000                2,757,990
                                                                                     ---------------
                                                                                           3,449,382
====================================================================================================
Connecticut -- 0.5%
----------------------------------------------------------------------------------------------------
Mohegan Tribe Indians Gaming Authority,
Connecticut, Public Improvement Revenue
Refunding Bonds (Priority Distribution),
6.25%, 1/01/31                                                        2,810                2,555,695
====================================================================================================
Florida -- 3.2%
----------------------------------------------------------------------------------------------------
Hillsborough County, Florida, IDA, Hospital Revenue
Bonds (H. Lee Moffitt Cancer Center Project),
Series A, 5.25%, 7/01/37                                              6,500                6,122,805
----------------------------------------------------------------------------------------------------
Orange County, Florida, Health Facilities Authority,
Hospital Revenue Bonds (Adventist Health System),
5.625%, 11/15/12 (a)                                                 10,320               11,532,600
                                                                                     ---------------
                                                                                          17,655,405
====================================================================================================
Georgia -- 5.3%
----------------------------------------------------------------------------------------------------
Gainesville, Georgia, Redevelopment Authority,
Educational Facilities Revenue Refunding Bonds
(Riverside Military Academy), 5.125%, 3/01/37                         1,100                  911,020
----------------------------------------------------------------------------------------------------
Georgia Municipal Electric Authority, Power Revenue
Refunding Bonds:
     Series W, 6.60%, 1/01/18 (d)                                       250                  287,448
     Series W, 6.60%, 1/01/18                                         4,595                5,321,148
     Series Y, 10%, 1/01/10 (d)                                         250                  275,890
----------------------------------------------------------------------------------------------------
Houston County, Georgia, Hospital Authority
Revenue Bonds (Houston Heart Institute Project),
5.25%, 10/01/35                                                       5,000                4,797,550
----------------------------------------------------------------------------------------------------
Main Street Natural Gas, Inc., Georgia, Gas Project
Revenue Bonds, Series A:
     6.25%, 7/15/33                                                   1,165                1,051,249
     6.375%, 7/15/38                                                  3,270                2,969,814
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              19

Schedule of Investments (continued)                BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Georgia (concluded)
----------------------------------------------------------------------------------------------------
Milledgeville-Baldwin County, Georgia, Development
Authority Revenue Bonds (Georgia College and
State University Foundation) (a):
     5.50%, 9/01/14                                              $    4,390          $     4,978,084
     5.625%, 9/01/14                                                  3,000                3,429,330
----------------------------------------------------------------------------------------------------
Monroe County, Georgia, Development Authority,
PCR, Refunding (Oglethorpe Power Corporation --
Scherer), Series A, 6.80%, 1/01/11                                    4,785                5,171,963
                                                                                     ---------------
                                                                                          29,193,496
====================================================================================================
Idaho -- 0.0%
----------------------------------------------------------------------------------------------------
Idaho Housing Agency, S/F Mortgage Revenue
Refunding Bonds, AMT, Series E-2, 6.90%, 1/01/27                        215                  222,802
====================================================================================================
Illinois -- 9.1%
----------------------------------------------------------------------------------------------------
Chicago, Illinois, O'Hare International Airport, General
Airport Revenue Refunding Bonds, Third Lien, AMT,
Series A, 5.75%, 1/01/19 (b)                                          5,000                5,044,800
----------------------------------------------------------------------------------------------------
Chicago, Illinois, O'Hare International Airport
Revenue Bonds, Third Lien, AMT, Series B-2,
6%, 1/01/27 (b)                                                      17,080               17,556,361
----------------------------------------------------------------------------------------------------
Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
Series C, 7%, 3/01/32 (e)(f)(g)                                          60                   62,077
----------------------------------------------------------------------------------------------------
Hodgkins, Illinois, Environmental Improvement
Revenue Bonds (Metro Biosolids Management
LLC Project), AMT, 6%, 11/01/23                                      10,000               10,014,200
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority Revenue
Bonds (Community Rehabilitation Providers
Facilities), Series A, 6.50%, 7/01/22                                 2,140                2,223,182
----------------------------------------------------------------------------------------------------
Illinois Development Finance Authority, Revenue
Refunding Bonds (Community Rehabilitation
Providers Facilities), Series A, 6%, 7/01/15                            370                  373,356
----------------------------------------------------------------------------------------------------
Illinois State Finance Authority, Revenue Bonds
(Community Rehabilitation Providers Facilities),
4.625%, 7/01/27                                                       2,695                2,322,308
----------------------------------------------------------------------------------------------------
Kane and De Kalb Counties, Illinois, Community
Unit School District Number 302, GO,
5.75%, 2/01/14 (h)                                                       30                   34,101
----------------------------------------------------------------------------------------------------
McLean and Woodford Counties, Illinois, Community
Unit School District Number 005, GO, Refunding (i):
     6.25%, 12/01/14                                                  1,005                1,106,254
     6.375%, 12/01/16                                                   845                  933,666
----------------------------------------------------------------------------------------------------
Regional Transportation Authority, Illinois,
Revenue Bonds:
     Series A, 7.20%, 11/01/20 (j)                                    3,500                4,230,450
     Series C, 7.75%, 6/01/20 (h)                                     4,000                5,035,600
----------------------------------------------------------------------------------------------------
Will County, Illinois, School District Number 122
(New Lenox Elementary), GO, Series A (i):
     6.50%, 11/01/10 (a)                                                395                  429,756
     6.50%, 11/01/13                                                    505                  545,198
                                                                                     ---------------
                                                                                          49,911,309
====================================================================================================
Indiana -- 6.3%
----------------------------------------------------------------------------------------------------
Indiana Health and Educational Facilities Financing
Authority, Hospital Revenue Bonds (Clarian Health
Obligation), Series A, 5.25%, 2/15/40                                 8,980                8,367,025
----------------------------------------------------------------------------------------------------
Indiana Transportation Finance Authority, Highway
Revenue Bonds, Series A, 6.80%, 12/01/16                              8,195                9,419,661
----------------------------------------------------------------------------------------------------
Indianapolis, Indiana, Local Public Improvement
Bond Bank, Revenue Refunding Bonds, Series D,
6.75%, 2/01/14                                                       15,335               17,151,737
                                                                                     ---------------
                                                                                          34,938,423
====================================================================================================
Iowa -- 1.0%
----------------------------------------------------------------------------------------------------
Iowa Financing Authority, S/F Mortgage Revenue
Refunding Bonds, AMT, Series E, 5.15%,
7/01/32 (f)(g)                                                        5,945                5,297,708
====================================================================================================
Kansas -- 0.7%
----------------------------------------------------------------------------------------------------
Sedgwick and Shawnee Counties, Kansas, S/F
Mortgage Revenue Bonds (Mortgage-Backed
Securities Program), AMT, Series A-4, 5.95%,
12/01/33 (f)(g)                                                       3,805                3,853,095
====================================================================================================
Kentucky -- 1.7%
----------------------------------------------------------------------------------------------------
Louisville and Jefferson County, Kentucky,
Metropolitan Government Health System, Revenue
Refunding Bonds (Norton Healthcare, Inc.),
5.25%, 10/01/36                                                      10,420                9,455,942
====================================================================================================
Louisiana -- 3.5%
----------------------------------------------------------------------------------------------------
Louisiana Public Facilities Authority, Hospital Revenue
Bonds (Franciscan Missionaries of Our Lady Health
System, Inc.), Series A:
     5%, 8/15/33                                                      8,720                8,102,624
     5.25%, 8/15/36                                                  11,660               11,149,875
                                                                                     ---------------
                                                                                          19,252,499
====================================================================================================
Maine -- 0.3%
----------------------------------------------------------------------------------------------------
Portland, Maine, Housing Development Corporation,
Senior Living Revenue Bonds (Avesta Housing
Development Corporation Project), Series A:
     5.70%, 8/01/21                                                     775                  762,453
     6%, 2/01/34                                                      1,190                1,139,163
                                                                                     ---------------
                                                                                           1,901,616
====================================================================================================
Maryland -- 0.5%
----------------------------------------------------------------------------------------------------
Maryland State Community Development
Administration, Department of Housing and
Community Development, Residential Revenue
Refunding Bonds, AMT, Series D, 4.90%, 9/01/42                        3,250                2,738,060
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


20              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments (continued)                BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Massachusetts -- 9.5%
----------------------------------------------------------------------------------------------------
Boston, Massachusetts, Water and Sewer
Commission Revenue Bonds, 9.25%, 1/01/11 (d)                     $    2,035          $     2,281,337
----------------------------------------------------------------------------------------------------
Massachusetts Bay Transportation Authority, Revenue
Refunding Bonds (General Transportation System),
Series A, 7%, 3/01/19                                                 3,010                3,669,431
----------------------------------------------------------------------------------------------------
Massachusetts State, HFA, Housing Revenue Bonds,
AMT, Series A, 5.20%, 12/01/37                                        3,000                2,651,940
----------------------------------------------------------------------------------------------------
Massachusetts State, HFA, Housing Revenue
Refunding Bonds, AMT, Series D, 4.85%, 6/01/40                        3,000                2,444,010
----------------------------------------------------------------------------------------------------
Massachusetts State, HFA, S/F Housing Revenue
Bonds, AMT, Series 130, 5%, 12/01/32                                  2,500                2,173,800
----------------------------------------------------------------------------------------------------
Massachusetts State Water Resource Authority
Revenue Bonds, Series A, 6.50%, 7/15/19 (d)                          30,000               35,595,900
----------------------------------------------------------------------------------------------------
Massachusetts State Water Resource Authority,
Revenue Refunding Bonds, Series A,
6%, 8/01/10 (a)(h)                                                    3,480                3,760,384
                                                                                     ---------------
                                                                                          52,576,802
====================================================================================================
Michigan -- 5.3%
----------------------------------------------------------------------------------------------------
Delta County, Michigan, Economic Development
Corporation, Environmental Improvement Revenue
Refunding Bonds (Mead Westvaco -- Escanaba),
Series A, 6.25%, 4/15/12 (a)                                          2,500                2,790,425
----------------------------------------------------------------------------------------------------
Macomb County, Michigan, Hospital Finance Authority,
Hospital Revenue Bonds (Mount Clemens General
Hospital), Series B (a):
     5.75%, 11/15/13                                                  3,715                4,160,503
     5.875%, 11/15/13                                                 4,250                4,784,947
----------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority, Hospital
Revenue Refunding Bonds:
     (Crittenton Hospital), Series A,
     5.625%, 3/01/27                                                  1,900                1,919,760
     (Oakwood Obligated Group), Series A,
     5%, 7/15/25                                                      2,000                1,880,140
----------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority, Revenue
Refunding Bonds:
     (Henry Ford Health System), Series A,
     5.25%, 11/15/46                                                 10,450                9,536,879
     (McLaren Health Care Corporation),
     5.75%, 5/15/38                                                   3,285                3,284,671
     (Sinai Hospital), 6.70%, 1/01/26                                 1,000                  973,340
                                                                                     ---------------
                                                                                          29,330,665
====================================================================================================
Minnesota -- 1.7%
----------------------------------------------------------------------------------------------------
Minneapolis, Minnesota, Health Care System
Revenue Bonds (Allina Health System), Series A,
5.75%, 11/15/12 (a)                                                   7,235                8,056,534
----------------------------------------------------------------------------------------------------
Saint Cloud, Minnesota, Health Care Revenue
Refunding Bonds (Saint Cloud Hospital Obligation
Group), Series A, 6.25%, 5/01/17 (i)                                  1,405                1,498,194
                                                                                     ---------------
                                                                                           9,554,728
====================================================================================================
Mississippi -- 6.6%
----------------------------------------------------------------------------------------------------
Lowndes County, Mississippi, Solid Waste
Disposal and PCR, Refunding (Weyerhaeuser
Company Project):
     Series A, 6.80%, 4/01/22                                         9,160                9,588,688
     Series B, 6.70%, 4/01/22                                         4,500                4,584,105
----------------------------------------------------------------------------------------------------
Mississippi Business Finance Corporation,
Mississippi, PCR, Refunding (System Energy
Resources Inc. Project):
     5.875%, 4/01/22                                                 20,705               19,999,581
     5.90%, 5/01/22                                                   2,250                2,176,088
                                                                                     ---------------
                                                                                          36,348,462
====================================================================================================
Missouri -- 0.5%
----------------------------------------------------------------------------------------------------
Missouri State Development Finance Board,
Infrastructure Facilities Revenue Refunding Bonds
(Branson), Series A, 5.50%, 12/01/32                                  2,600                2,453,698
----------------------------------------------------------------------------------------------------
Missouri State Housing Development Commission,
S/F Mortgage Revenue Bonds (Homeowner Loan),
AMT, Series A, 7.50%, 3/01/31 (f)(g)                                    185                  194,785
                                                                                     ---------------
                                                                                           2,648,483
====================================================================================================
Montana -- 1.1%
----------------------------------------------------------------------------------------------------
Forsyth, Montana, PCR, Refunding (Portland General
Electric Company), Series A, 5.20%, 5/01/33                           6,000                6,046,140
====================================================================================================
Nebraska -- 0.0%
----------------------------------------------------------------------------------------------------
Nebraska Investment Finance Authority,
S/F Housing Revenue Bonds, AMT, Series C,
6.30%, 9/01/28 (e)(f)(g)                                                 10                   10,002
====================================================================================================
New Hampshire -- 0.5%
----------------------------------------------------------------------------------------------------
New Hampshire Health and Education Facilities
Authority, Revenue Refunding Bonds (Elliot
Hospital), Series B, 5.60%, 10/01/22                                  2,675                2,713,921
====================================================================================================
New Jersey -- 4.8%
----------------------------------------------------------------------------------------------------
New Jersey EDA, Cigarette Tax Revenue Bonds:
     5.50%, 6/15/24                                                   9,080                8,628,724
     5.75%, 6/15/29                                                   2,885                2,737,346
     5.75%, 6/15/34                                                   8,695                8,070,525
----------------------------------------------------------------------------------------------------
Tobacco Settlement Financing Corporation of
New Jersey, Asset-Backed Revenue Bonds,
7%, 6/01/13 (a)                                                       5,980                7,081,038
                                                                                     ---------------
                                                                                          26,517,633
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              21

Schedule of Investments (continued)                BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
New York -- 3.5%
----------------------------------------------------------------------------------------------------
New York City, New York, City Municipal Water Finance
Authority, Water and Sewer System, Revenue
Refunding Bonds, Series DD, 5%, 6/15/37                          $   11,000          $    11,100,980
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority Revenue Bonds, RIB, Series 283,
10.40%, 11/15/15 (c)                                                  1,125                1,307,161
----------------------------------------------------------------------------------------------------
New York City, New York, GO, Refunding, Series A,
6.375%, 5/15/14 (h)                                                     965                1,030,408
----------------------------------------------------------------------------------------------------
Port Authority of New York and New Jersey,
Consolidated Revenue Refunding Bonds,
153rd Series, 5%, 7/15/35                                             5,500                5,589,760
                                                                                     ---------------
                                                                                          19,028,309
====================================================================================================
North Carolina -- 2.8%
----------------------------------------------------------------------------------------------------
Gaston County, North Carolina, Industrial Facilities
and Pollution Control Financing Authority, Revenue
Bonds (National Gypsum Company Project), AMT,
5.75%, 8/01/35                                                        4,105                3,197,302
----------------------------------------------------------------------------------------------------
North Carolina State Educational Assistance
Authority, Revenue Refunding Bonds (Guaranteed
Student Loan), VRDN, AMT, Series A-1, 10%,
9/01/35 (c)(j)(q)                                                    11,955               11,955,000
                                                                                     ---------------
                                                                                          15,152,302
====================================================================================================
Ohio -- 4.4%
----------------------------------------------------------------------------------------------------
Buckeye Tobacco Settlement Financing Authority,
Ohio, Tobacco Settlement Asset-Backed Bonds,
Series A-2, 6.50%, 6/01/47                                           27,500               24,458,775
====================================================================================================
Pennsylvania -- 4.5%
----------------------------------------------------------------------------------------------------
Pennsylvania State Higher Education Assistance
Agency Revenue Bonds, Capital Acquisition,
6.125%, 12/15/10 (a)(b)                                               2,440                2,648,815
----------------------------------------------------------------------------------------------------
Pennsylvania State Higher Educational Facilities
Authority Revenue Bonds (University of
Pennsylvania Medical Center Health System),
Series A, 6%, 1/15/31                                                 6,250                6,569,937
----------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania, Authority for Industrial
Development, Senior Living Revenue Bonds:
     (Arbor House Inc. Project), Series E,
     6.10%, 7/01/33                                                   1,000                  970,070
     (Rieder House Project), Series A,
     6.10%, 7/01/33                                                   1,355                1,314,445
----------------------------------------------------------------------------------------------------
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Bonds (Guthrie Healthcare System),
Series B, 7.125%, 12/01/11 (a)                                        9,280               11,194,835
----------------------------------------------------------------------------------------------------
Sayre, Pennsylvania, Health Care Facilities Authority,
Revenue Refunding Bonds (Guthrie Healthcare
System), Series A:
     6.25%, 12/01/11 (a)                                              1,340                1,501,430
     6.25%, 12/01/18                                                    410                  430,439
                                                                                     ---------------
                                                                                          24,629,971
====================================================================================================
South Carolina -- 1.0%
----------------------------------------------------------------------------------------------------
Georgetown County, South Carolina, Environmental
Improvement Revenue Refunding Bonds
(International Paper Company Project), AMT,
Series A, 5.55%, 12/01/29                                             1,000                  836,860
----------------------------------------------------------------------------------------------------
Richland County, South Carolina, Environmental
Improvement Revenue Refunding Bonds
(International Paper), AMT, 6.10%, 4/01/23                            5,000                4,785,750
                                                                                     ---------------
                                                                                           5,622,610
====================================================================================================
South Dakota -- 0.4%
----------------------------------------------------------------------------------------------------
South Dakota State Health and Educational
Facilities Authority Revenue Bonds (Sanford Health),
5%, 11/01/40                                                          2,605                2,425,229
====================================================================================================
Tennessee -- 0.9%
----------------------------------------------------------------------------------------------------
Shelby County, Tennessee, Health, Educational and
Housing Facility Board, Hospital Revenue
Refunding Bonds (Methodist Healthcare),
6.50%, 9/01/12 (a)                                                    4,120                4,721,232
====================================================================================================
Texas -- 16.0%
----------------------------------------------------------------------------------------------------
Austin, Texas, Convention Center Revenue Bonds
(Convention Enterprises Inc.), First Tier, Series A,
6.70%, 1/01/11 (a)                                                    6,290                6,886,292
----------------------------------------------------------------------------------------------------
Brazos River Authority, Texas, PCR, Refunding (TXU
Energy Company LLC Project), AMT, Series A,
7.70%, 4/01/33                                                        3,055                2,830,763
----------------------------------------------------------------------------------------------------
Brazos River, Texas, Harbor Navigation District,
Brazoria County Environmental Revenue Refunding
Bonds (Dow Chemical Company Project), AMT,
Series A-7, 6.625%, 5/15/33                                          11,460               11,506,642
----------------------------------------------------------------------------------------------------
Cypress-Fairbanks, Texas, Independent School
District, GO, Refunding, 5%, 2/15/35                                  6,500                6,531,005
----------------------------------------------------------------------------------------------------
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Bonds, AMT (b):
     Series B, 6.25%, 11/01/28                                        4,500                4,536,225
     Series C, 6.25%, 11/01/28                                        1,500                1,509,030
----------------------------------------------------------------------------------------------------
Dallas-Fort Worth, Texas, International Airport, Joint
Revenue Refunding Bonds, AMT, Sub-Series A-2,
6.10%, 11/01/24 (b)                                                   1,000                1,005,380
----------------------------------------------------------------------------------------------------
Gregg County, Texas, Health Facilities Development
Corporation, Hospital Revenue Bonds (Good
Shepherd Medical Center Project), 6.875%,
10/01/10 (a)(k)                                                       3,000                3,310,440
----------------------------------------------------------------------------------------------------
Guadalupe-Blanco River Authority, Texas, Sewage
and Solid Waste Disposal Facility Revenue Bonds
(E. I. du Pont de Nemours and Company Project),
AMT, 6.40%, 4/01/26                                                  10,250               10,256,867
----------------------------------------------------------------------------------------------------
Gulf Coast Waste Disposal Authority, Texas, Revenue
Refunding Bonds (International Paper Company),
AMT, Series A, 6.10%, 8/01/24                                         6,000                5,594,940
----------------------------------------------------------------------------------------------------
Harris County-Houston Sports Authority, Texas,
Revenue Refunding Bonds, Senior Lien, Series G,
5.75%, 11/15/20 (b)                                                   5,500                5,646,080
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


22              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments (continued)                BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Texas (concluded)
----------------------------------------------------------------------------------------------------
Houston, Texas, Industrial Development Corporation
Revenue Bonds (Air Cargo), AMT, 6.375%, 1/01/23                  $    1,790          $     1,704,295
----------------------------------------------------------------------------------------------------
Mansfield, Texas, Independent School District, GO,
Refunding, 6.625%, 2/15/15                                              155                  164,288
----------------------------------------------------------------------------------------------------
Matagorda County, Texas, Navigation District
Number 1, Revenue Refunding Bonds
(Centerpoint Energy Project), 5.60%, 3/01/27                          9,355                8,480,495
----------------------------------------------------------------------------------------------------
Midway, Texas, Independent School District, GO,
Refunding, 6.125%, 8/15/14                                            5,225                5,580,039
----------------------------------------------------------------------------------------------------
Port Corpus Christi, Texas, Revenue Refunding Bonds
(Celanese Project), Series A, 6.45%, 11/01/30                         2,700                2,507,922
----------------------------------------------------------------------------------------------------
Red River Authority, Texas, PCR, Refunding (Celanese
Project), AMT, Series B, 6.70%, 11/01/30                              5,000                4,673,750
----------------------------------------------------------------------------------------------------
Texas State University, System Financing Revenue
Refunding Bonds, 5.25%, 3/15/27                                       4,950                5,161,216
                                                                                     ---------------
                                                                                          87,885,669
====================================================================================================
Vermont -- 0.2%
----------------------------------------------------------------------------------------------------
Vermont Educational and Health Buildings
Financing Agency, Developmental and Mental
Health Revenue Bonds (Howard Center for Human
Services), Series A, 6.375%, 6/15/22                                  1,000                1,029,160
====================================================================================================
Virginia -- 1.7%
----------------------------------------------------------------------------------------------------
Chesterfield County, Virginia, IDA, PCR (Virginia
Electric and Power Company), Series A,
5.875%, 6/01/17                                                       1,425                1,500,710
----------------------------------------------------------------------------------------------------
Fairfax County, Virginia, EDA, Residential Care
Facilities, Mortgage Revenue Refunding Bonds
(Goodwin House, Inc.):
     5.125%, 10/01/37                                                 2,000                1,765,440
     5.125%, 10/01/42                                                 7,015                6,073,657
                                                                                     ---------------
                                                                                           9,339,807
====================================================================================================
Washington -- 5.0%
----------------------------------------------------------------------------------------------------
Energy Northwest, Washington, Electric Revenue
Refunding Bonds (Columbia Generating), Series B,
6%, 7/01/18 (j)                                                       7,015                7,574,025
----------------------------------------------------------------------------------------------------
Seattle, Washington, Housing Authority Revenue
Bonds (Replacement Housing Project),
6.125%, 12/01/32                                                      2,355                2,295,277
----------------------------------------------------------------------------------------------------
Washington State Public Power Supply System,
Revenue Refunding Bonds (Nuclear Project
Number 1), Series B, 7.125%, 7/01/16                                 14,320               17,773,268
                                                                                     ---------------
                                                                                          27,642,570
====================================================================================================
Wisconsin -- 2.8%
----------------------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
AMT, 6.50%, 1/01/25                                                   1,755                1,685,800
----------------------------------------------------------------------------------------------------
Wisconsin Housing and EDA, Home Ownership
Revenue Refunding Bonds, AMT, Series A,
5.625%, 3/01/31                                                       6,000                5,752,680
----------------------------------------------------------------------------------------------------
Wisconsin State Health and Educational Facilities
Authority, Mortgage Revenue Bonds (Hudson
Memorial Hospital), 5.70%, 1/15/29 (l)                                5,000                5,114,600
----------------------------------------------------------------------------------------------------
Wisconsin State Health and Educational Facilities
Authority Revenue Bonds (SynergyHealth Inc.),
6%, 11/15/32                                                          3,040                3,024,678
                                                                                     ---------------
                                                                                          15,577,758
====================================================================================================
U.S. Virgin Islands -- 1.5%
----------------------------------------------------------------------------------------------------
Virgin Islands Government Refinery Facilities,
Revenue Refunding Bonds (Hovensa Coker
Project), AMT, 6.50%, 7/01/21                                         8,000                8,017,040
----------------------------------------------------------------------------------------------------
Total Municipal Bonds -- 127.1%                                                          700,364,743
====================================================================================================

====================================================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)
====================================================================================================
Connecticut -- 2.2%
----------------------------------------------------------------------------------------------------
Connecticut State Health and Educational Facilities
Authority Revenue Bonds (Yale University),
Series Z-3, 5.05%, 7/01/42                                           12,000               12,239,280
====================================================================================================
Florida -- 1.6%
----------------------------------------------------------------------------------------------------
Miami-Dade County, Florida, Aviation Revenue
Refunding Bonds (Miami International Airport),
AMT, 5%, 10/01/40 (n)                                                10,000                8,731,790
====================================================================================================
Illinois -- 6.0%
----------------------------------------------------------------------------------------------------
Chicago, Illinois, Water Revenue Refunding Bonds,
Second Lien, 5.25%, 11/01/33 (i)                                      1,334                1,367,907
----------------------------------------------------------------------------------------------------
Kane and De Kalb Counties, Illinois, Community
Unit School District Number 302, GO,
5.75%, 2/01/14 (a)(h)                                                10,460               11,889,882
----------------------------------------------------------------------------------------------------
Metropolitan Pier and Exposition Authority, Illinois,
Dedicated State Tax Revenue Refunding Bonds
(McCormick Place Expansion Project), Series B,
5.75%, 6/15/23 (b)                                                   18,554               19,844,969
                                                                                     ---------------
                                                                                          33,102,758
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              23

Schedule of Investments (continued)                BlackRock MuniVest Fund, Inc.
                                     (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                                       Par
Tender Option Bond Trusts (m)                                       (000)                 Value
====================================================================================================
Maryland -- 0.9%
----------------------------------------------------------------------------------------------------
Maryland State Transportation Authority,
Transportation Facilities Projects Revenue Bonds,
5%, 7/01/41 (i)                                                  $    4,708          $     4,780,509
====================================================================================================
Massachusetts -- 3.7%
----------------------------------------------------------------------------------------------------
Massachusetts State School Building Authority,
dedicated Sales Tax Revenue Bonds, Series A,
5%, 8/15/30 (i)                                                      20,000               20,364,200
====================================================================================================
New York -- 10.1%
----------------------------------------------------------------------------------------------------
New York City, New York, City Municipal Water
Finance Authority, Water and Sewer System,
Revenue Refunding Bonds, Series DD,
5%, 6/15/37                                                          15,700               15,844,126
----------------------------------------------------------------------------------------------------
New York City, New York, City Transitional Finance
Authority Revenue Bonds, Future Tax Secured,
Series B, 6.25%, 11/15/18                                            13,500               14,592,961
----------------------------------------------------------------------------------------------------
New York State Dormitory Authority, State University
Educational Facilities Revenue Refunding Bonds,
Series 1989, 6%, 5/15/10 (a)(b)                                      23,750               25,565,212
                                                                                     ---------------
                                                                                          56,002,299
====================================================================================================
North Carolina -- 2.3%
----------------------------------------------------------------------------------------------------
North Carolina Capital Facilities Finance Agency,
Revenue Refunding Bonds (Duke University
Project), Series A, 5%, 10/01/41                                     12,675               12,825,832
====================================================================================================
Texas -- 7.9%
----------------------------------------------------------------------------------------------------
Harris County, Texas, Health Facilities Development
Corporation Revenue Refunding Bonds (School
Health Care System), Series B, 5.75%, 7/01/27 (d)                    20,970               24,072,302
----------------------------------------------------------------------------------------------------
Judson, Texas, Independent School District, School
Building, GO, 5%, 2/01/37 (n)                                         5,997                5,942,820
----------------------------------------------------------------------------------------------------
Texas State Department of Housing and Community
Affairs, S/F Mortgage Revenue Bonds, AMT,
Series B, 5.25%, 9/01/32 (e)(f)(g)                                    8,499                7,672,771
----------------------------------------------------------------------------------------------------
Texas State University, System Financing Revenue
Refunding Bonds, 5%, 3/15/30 (i)                                      5,667                5,719,701
                                                                                     ---------------
                                                                                          43,407,594
====================================================================================================
Washington -- 9.6%
----------------------------------------------------------------------------------------------------
Central Puget Sound Regional Transportation
Authority, Washington, Sales and Use Tax Revenue
Bonds, Series A:
     5%, 11/01/32 (i)                                                14,000               14,246,400
     5%, 11/01/34                                                     5,000                5,015,092
     5%, 11/01/36                                                     6,000                6,129,558
----------------------------------------------------------------------------------------------------
Energy Northwest, Washington, Electric Revenue
Refunding Bonds (b):
     (Columbia Generating), Series A, 5.75%,
     7/01/18                                                         10,660               11,399,378
     (Project Number 1), Series B, 6%, 7/01/17                       14,700               16,136,043
                                                                                     ---------------
                                                                                          52,926,471
----------------------------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 44.3%                                                       244,380,733
====================================================================================================
Total Long-Term Investments
(Cost -- $933,619,069) -- 171.4%                                                         944,745,476
====================================================================================================

====================================================================================================

Short-Term Securities                                                Shares
====================================================================================================
Merrill Lynch Institutional Tax-Exempt Fund,
1.84% (o)(p)                                                      5,430,974                5,430,974
----------------------------------------------------------------------------------------------------
Total Short-Term Securities (Cost -- $5,430,974) -- 1.0%                                   5,430,974
====================================================================================================
Total Investments (Cost -- $939,050,043*) -- 172.4%                                      950,176,450

Other Assets Less Liabilities -- 2.0%                                                     11,027,206

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (24.3)%                                                     (134,176,798)

Preferred Shares, at Redemption Value -- (50.1)%                                        (275,999,509)
                                                                                     ---------------
Net Assets Applicable to Common Shares -- 100.0%                                     $   551,027,349
                                                                                     ===============

See Notes to Financial Statements.


24              ANNUAL REPORT                     AUGUST 31, 2008

Schedule of Investments (concluded)                BlackRock MuniVest Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 807,835,064
                                                                  =============
      Gross unrealized appreciation ..........................    $  34,452,473
      Gross unrealized depreciation ..........................      (25,659,874)
                                                                  -------------
      Net unrealized appreciation ............................    $   8,792,599
                                                                  =============

(a) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)   MBIA Insured.
(c) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(d)   Security is collateralized by Municipal or U.S. Treasury Obligations.
(e)   FHLMC Collateralized.
(f)   FNMA Collateralized.
(g)   GNMA Collateralized.
(h)   FGIC Insured.
(i)   FSA Insured.
(j)   AMBAC Insured.
(k)   Radian Insured.
(l)   FHA Insured.
(m) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(n)   Assured Guaranty Insured.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                            Net
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       (2,492,032)     $419,773
      --------------------------------------------------------------------------

(p)   Represents the current yield as of report date.
(q) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security.

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              25

Schedule of Investments August 31, 2008
                           The Massachusetts Health & Education Tax-Exempt Trust
                                     (Percentages shown are based on Net Assets)

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Massachusetts -- 159.7%
----------------------------------------------------------------------------------------------------
Massachusetts State College Building Authority,
Project Revenue Bonds, Series A, 5%, 5/01/31 (a)                 $    1,000          $       998,580
----------------------------------------------------------------------------------------------------
Massachusetts State College Building Authority,
Project Revenue Refunding Bonds, Series B, 5.50%,
5/01/39 (b)                                                             825                  882,123
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
Education Revenue Bonds:
     (Belmont Hill School), 5%, 9/01/11 (c)                           1,100                1,191,795
     (Middlesex School Project), 5%, 9/01/33                            400                  396,616
     (Xaverian Brothers High School), 5.65%, 7/01/29                    250                  242,830
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
Educational Facility Revenue Bonds (Academy of the
Pacific Rim), Series A, 5.125%, 6/01/31 (d)                           1,000                  806,370
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
First Mortgage Revenue Bonds, Series A:
     (Edgecombe Project), 6.75%, 7/01/21                                855                  906,129
     (Overlook Communities Inc.), 6.125%, 7/01/24                       850                  788,350
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
First Mortgage Revenue Refunding Bonds (Symmes
Life Care, Inc. -- Brookhaven at Lexington), Series A,
5%, 3/01/35 (e)                                                       1,250                1,066,075
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
Human Service Provider Revenue Bonds (Seven Hills
Foundation & Affiliates), 5%, 9/01/35 (e)                               500                  434,145
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
Resource Recovery Revenue Bonds (Ogden Haverhill
Associates), AMT, Series A, 6.70%, 12/01/14                             695                  709,929
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency
Revenue Bonds:
     (Boston University), Series T-1, 5%, 10/01/39 (a)                1,000                  970,790
     (College of Pharmacy and Allied Health Services),
     Series D, 5%, 7/01/27 (f)                                          500                  506,030
     (Franklin W. Olin College), Series B, 5.25%,
     7/01/33 (b)                                                        400                  391,816
     (Linden Ponds, Inc. Facility), Series A,
     5.75%, 11/15/35                                                  1,000                  861,710
     (Massachusetts College of Pharmacy and Health
     Sciences), 5.75%, 7/01/13 (c)                                    1,000                1,139,380
     (Massachusetts Council of Human Service
     Providers, Inc.), Series C, 6.60%, 8/15/29                         425                  380,362
     (Smith College), 5%, 7/01/35                                     2,000                2,007,919
     (Volunteers of America -- Ayer Limited Partnership),
     AMT, Series A, 6.20%, 2/20/46 (g)                                  495                  510,157
     (WGBH Educational Foundation), Series A, 5.75%,
     1/01/42 (a)                                                      1,100                1,252,734
     (Western New England College), 5.875%,
     12/01/12 (c)                                                       600                  661,014
     (The Wheeler School), 6.50%, 12/01/29                              540                  548,392
     (Williston Northampton School Project), 5%,
     10/01/25 (b)                                                       500                  485,440
     (Worcester Polytechnic Institute), 5%, 9/01/27 (h)               1,985                2,005,067
----------------------------------------------------------------------------------------------------
Massachusetts State Development Finance Agency,
Revenue Refunding Bonds:
     (Boston University), Series P, 5.45%, 5/15/59                    1,500                1,496,790
     (Clark University), 5.125%, 10/01/35 (b)                           500                  495,275
     (Western New England College), Series A, 5%,
     9/01/33 (f)                                                      1,500                1,483,110
     (Wheelock College), Series C, 5.25%, 10/01/37                    1,000                  935,050
----------------------------------------------------------------------------------------------------
Massachusetts State, HFA, Housing Revenue Bonds,
AMT, Series A, 5.25%, 12/01/48                                        1,000                  867,650
----------------------------------------------------------------------------------------------------
Massachusetts State Health and Educational Facilities
Authority, Healthcare System Revenue Refunding
Bonds (Covenant Health System):
     6%, 1/01/12 (c)                                                    255                  284,450
     6%, 7/01/22                                                        630                  657,109
     6%, 7/01/31                                                        315                  322,393
----------------------------------------------------------------------------------------------------
Massachusetts State Health and Educational Facilities
Authority Revenue Bonds:
     (Baystate Medical Center), Series F,
     5.75%, 7/01/33                                                   1,000                1,005,540
     (Berkshire Health System), Series E,
     6.25%, 10/01/31                                                    350                  355,341
     (Berkshire Health System), Series F, 5%,
     10/01/19 (f)                                                     1,000                1,029,410
     (Harvard University), Series FF, 5.125%, 7/15/37                 1,350                1,371,587
     (Lahey Clinic Medical Center), Series D,
     5.25%, 8/15/37                                                   1,000                  994,080
     (Milford-Whitinsville Hospital), Series D, 6.35%,
     7/15/12 (c)                                                        750                  852,893
     (Northeastern University), Series R,
     5%, 10/01/33                                                       750                  739,418
     (Simmons College), Series F, 5%, 10/01/13 (c)(i)                 1,000                1,099,660
     (University of Massachusetts), Series C, 5.125%,
     10/01/34 (i)                                                       230                  228,190
     (Wheaton College), Series D, 6%, 1/01/18                         1,130                1,139,707
----------------------------------------------------------------------------------------------------
Massachusetts State Health and Educational Facilities
Authority, Revenue Refunding Bonds:
     (Bay Cove Human Services Issue), Series A,
     5.90%, 4/01/28                                                     775                  721,734
     (Berklee College of Music), Series A,
     5%, 10/01/37                                                     1,000                  977,460
     (Boston College), Series N, 5.125%, 6/01/37                      1,000                1,006,410
     (Caregroup, Inc.), Series E-1, 5%, 7/01/28                         500                  469,715
     (Christopher House), Series A, 6.875%, 1/01/29                     490                  488,608
     (Learning Center For Deaf Children), Series C,
     6.125%, 7/01/29                                                    495                  465,706
     (Massachusetts Institute of Technology), Series L,
     5%, 7/01/23                                                        500                  548,460
     (Partners Healthcare System), Series C, 5.75%,
     7/01/11 (c)                                                        480                  528,341
     (Partners Healthcare System), Series C,
     5.75%, 7/01/32                                                      20                   20,325
     (Partners Healthcare System), VRDN, Series D-1,
     2.05%, 7/01/35 (j)(o)                                            1,200                1,200,000
     (Valley Regional Health System), Series C, 5.75%,
     7/01/18 (k)                                                        395                  395,683
     (Wellesley College), 5%, 7/01/33                                 1,500                1,512,075
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


26              ANNUAL REPORT                     AUGUST 31, 2008

                                                                     Par
Municipal Bonds                                                     (000)                 Value
====================================================================================================
Massachusetts (concluded)
----------------------------------------------------------------------------------------------------
Massachusetts State Industrial Finance Agency,
Health Care Facility Revenue Bonds (Age Institute
of Massachusetts Project), 8.05%, 11/01/25                       $      715          $       719,269
----------------------------------------------------------------------------------------------------
Massachusetts State Industrial Finance Agency, PCR
(General Motors Corporation), 5.55%, 4/01/09                          1,000                  952,030
----------------------------------------------------------------------------------------------------
Massachusetts State Industrial Finance Agency
Revenue Bonds (Wentworth Institute of Technology),
5.75%, 10/01/08 (c)                                                     400                  409,460
----------------------------------------------------------------------------------------------------
Rail Connections, Inc., Massachusetts, Capital
Appreciation Revenue Bonds (Route 128 Parking
Garage), Series B, 6.53%, 7/01/09 (c)(d)(l)                           1,000                  494,820
----------------------------------------------------------------------------------------------------
University of Massachusetts Building Authority, Project
Revenue Refunding
     Bonds, Senior Series 04-1, 5.125%,
     11/01/14 (a)(c)                                                    500                  558,035
----------------------------------------------------------------------------------------------------
Total Municipal Bonds -- 159.7%                                                           46,969,537
====================================================================================================

====================================================================================================

Municipal Bonds Transferred to
Tender Option Bond Trusts (m)
====================================================================================================
Massachusetts
----------------------------------------------------------------------------------------------------
Massachusetts State School Building Authority,
Dedicated Sales Tax Revenue Bonds, Series A, 5%,
8/15/30 (n)                                                           1,999                2,035,816
----------------------------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 6.9%                                                          2,035,816
====================================================================================================
Total Investments (Cost -- $49,244,025*) -- 166.6%                                        49,005,353

Other Assets Less Liabilities -- 1.4%                                                        418,955

Liability for Trust Certificates, Including Interest
Expense and Fees Payable -- (5.1)%                                                        (1,500,673)

Preferred Shares, at Redemption Value -- (62.9)%                                         (18,507,680)
                                                                                     ---------------
Net Assets Applicable to Common Shares -- 100.0%                                     $    29,415,955
                                                                                     ===============

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $ 47,623,246
                                                                   ============
      Gross unrealized appreciation ...........................    $  1,162,251
      Gross unrealized depreciation ...........................      (1,279,540)
                                                                   ------------
      Net unrealized depreciation .............................    $   (117,289)
                                                                   ============

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)   ACA Insured.
(e)   Radian Insured.
(f)   Assured Guaranty Insured.
(g)   GNMA Collateralized.
(h)   MBIA Insured.
(i)   FGIC Insured.
(j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k)   Connie Lee Insured.
(l) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(m) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(n)   FSA Insured.
(o) Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security.
o Forward interest rate swaps outstanding as of August 31, 2008 were as follows:

      --------------------------------------------------------------------------------------
                                                                   Notional
                                                                    Amount       Unrealized
                                                                     (000)      Depreciation
      --------------------------------------------------------------------------------------
      Pay a fixed rate of 3.837% and receive a floating rate
      based on 1-week SIFMA Municipal Swap Index Rate

      Broker, JPMorgan Chase
      Expires September 2023                                        $2,500       $(83,017)
      --------------------------------------------------------------------------------------

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              27

Schedule of Investments (concluded)
                           The Massachusetts Health & Education Tax-Exempt Trust

o Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1 -- price quotations in active markets/exchanges for identical securities

      o Level 2 -- other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3 -- unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2008 in determining the fair valuation of the Fund's investments:

--------------------------------------------------------------------------------
                                              Investments in     Other Financial
Valuation Inputs                                Securities         Instruments*
--------------------------------------------------------------------------------
Level 1 ...................................             --                  --
Level 2 ...................................    $49,005,353         $   (83,017)
Level 3 ...................................             --                  --
--------------------------------------------------------------------------------
Total                                          $49,005,353         $   (83,017)
                                               =================================

*     Other financial instruments are swaps.

See Notes to Financial Statements.


28              ANNUAL REPORT                     AUGUST 31, 2008

Statements of Assets and Liabilities

                                                                                                                           The
                                                                        BlackRock                                     Massachusetts
                                                                       MuniHoldings     BlackRock                        Health &
                                                                         Insured      MuniHoldings      BlackRock       Education
                                                                        Investment  New York Insured     MuniVest       Tax-Exempt
August 31, 2008                                                            Fund         Fund, Inc.      Fund, Inc.        Trust
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated 1 .............................  $ 880,812,728   $ 755,949,626   $ 944,745,476   $  49,005,353
Investments at value -- affiliated 2 ...............................      1,473,234       3,469,473       5,430,974              --
Cash ...............................................................         67,089          37,227          49,734          16,594
Interest receivable ................................................     14,183,643       9,752,097      14,188,683         714,455
Investments sold receivable ........................................        478,476       1,929,673              --              --
Prepaid expenses ...................................................         24,345          20,581          25,236           1,389
Other assets .......................................................         19,143          15,978          20,644              --
                                                                      -------------------------------------------------------------
Total assets .......................................................    897,058,658     771,174,655     964,460,747      49,737,791
                                                                      -------------------------------------------------------------
===================================================================================================================================
Accrued Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward interest rate swaps .............             --              --              --          83,017
Income dividends payable -- Common Shares ..........................      2,090,555       1,632,142       2,660,632         114,860
Investments purchased payable ......................................      7,094,508              --              --              --
Investment advisory fees payable ...................................        352,015         259,833         415,606          21,718
Interest expense and fees payable ..................................        393,670         495,825         628,011           1,277
Officer's and Directors'/Trustees' fees payable ....................         20,044          16,722          30,536              22
Other affiliates payable ...........................................          5,682           4,845           5,760             324
Other accrued expenses payable .....................................        164,364         167,912         144,557          93,542
                                                                      -------------------------------------------------------------
Total accrued liabilities ..........................................     10,120,838       2,577,279       3,885,102         314,760
                                                                      -------------------------------------------------------------
===================================================================================================================================
Other Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Trust certificates 3 ...............................................     81,981,022      87,056,319     133,548,787       1,499,396
                                                                      -------------------------------------------------------------
Total Liabilities ..................................................     92,101,860      89,633,598     137,433,889       1,814,156
                                                                      -------------------------------------------------------------
===================================================================================================================================
Preferred Shares at Redemption Value
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Shares, at liquidation preference plus
  unpaid dividends 4,5 .............................................    296,258,455     252,993,595     275,999,509      18,507,680
                                                                      -------------------------------------------------------------
Net Assets Applicable to Common Shareholders .......................  $ 508,698,343   $ 428,547,462   $ 551,027,349   $  29,415,955
                                                                      =============================================================
===================================================================================================================================
Net Assets Applicable to Common Shareholders Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Common Shares, par value per share 6 ...............................  $   3,766,766   $   3,079,514   $   6,187,516   $      23,441
Paid-in capital in excess of par ...................................    539,920,000     470,986,538     569,512,900      29,660,491
Undistributed net investment income ................................      3,443,863       1,245,028       3,929,327         356,896
Accumulated net realized loss ......................................    (40,566,605)    (44,558,169)    (39,728,801)       (303,184)
Net unrealized appreciation/depreciation ...........................      2,134,319      (2,205,449)     11,126,407        (321,689)
                                                                      -------------------------------------------------------------
Net Assets Applicable to Common Shareholders .......................  $ 508,698,343   $ 428,547,462   $ 551,027,349   $  29,415,955
                                                                      =============================================================
Net asset value per Common Share 7 .................................  $       13.50   $       13.92   $        8.91   $       12.55
                                                                      =============================================================
 1 Investments at cost -- unaffiliated .............................  $ 878,678,409   $ 758,155,075   $ 933,619,069   $  49,244,025
                                                                      =============================================================
 2 Investments at cost -- affiliated ...............................  $   1,473,234   $   3,469,473   $   5,430,974              --
                                                                      =============================================================
 3 Represents short-term floating rate certificates
     issued by tender option bond trusts.
 4 Preferred Shares issued and outstanding .........................         11,845          10,115          11,028             370
                                                                      =============================================================
 5 Preferred Shares at liquidation preference ......................  $      25,000   $      25,000   $      25,000   $      50,000
                                                                      =============================================================
 6 Par value per Common Share ......................................  $        0.10   $        0.10   $        0.10   $        0.01
                                                                      =============================================================
 7 Common Shares issued and outstanding ............................     37,667,658      30,795,138      61,875,156       2,344,067
                                                                      =============================================================

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              29

Statements of Operations

                                                         BlackRock
                                                        MuniHoldings     BlackRock                                 The
                                                          Insured       MuniHoldings     BlackRock       Massachusetts Health &
                                                         Investment   New York Insured    MuniVest     Education Tax-Exempt Trust
                                                            Fund         Fund, Inc.      Fund, Inc.  -----------------------------
                                                        -------------  -------------  -------------      Period
                                                          Year Ended     Year Ended     Year Ended   Jan. 1, 2008 to  Year Ended
                                                        Aug. 31, 2008  Aug. 31, 2008  Aug. 31, 2008  Aug. 31, 2008   Dec. 31, 2007 1
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
Interest ..............................................  $ 44,991,210   $ 36,605,712   $ 50,202,378   $  1,728,540   $  2,616,581
Income from affiliates ................................       409,772        269,890        420,348             --             --
                                                         -------------------------------------------------------------------------
Total income ..........................................    45,400,982     36,875,602     50,622,726      1,728,540      2,616,581
                                                         -------------------------------------------------------------------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ...................................     4,897,584      4,150,228      4,592,791        166,975        258,537
Commissions for Preferred Shares ......................       888,583        764,503        814,434         32,941         50,230
Accounting services ...................................       240,650        214,883        252,152         14,492             --
Professional ..........................................       209,722        180,751        189,870         57,241         37,498
Transfer agent ........................................        46,587         48,488        108,928         17,435         32,959
Printing ..............................................        37,561         26,839         50,501         30,955         30,234
Officer and Directors/Trustees ........................        47,727         40,205         60,277          1,895         23,584
Custodian .............................................        43,105         38,931         45,697          3,765          6,615
Registration ..........................................        12,403         10,151         24,471            932            561
Miscellaneous .........................................        98,751        115,185        114,790         21,722         25,970
                                                         -------------------------------------------------------------------------
Total expenses excluding interest expense and fees ....     6,522,673      5,590,164      6,253,911        348,353        466,188
Interest expense and fees 2 ...........................     1,530,824      1,624,494      2,726,572          8,664             --
                                                         -------------------------------------------------------------------------
Total expenses ........................................     8,053,497      7,214,658      8,980,483        357,017        466,188
Less fees waived by advisor ...........................      (580,887)      (568,514)       (36,116)            --             --
Less fees paid indirectly .............................            --             --             --            (34)            --
                                                         -------------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly ..     7,472,610      6,646,144      8,944,367        356,983        466,188
                                                         -------------------------------------------------------------------------
Net investment income .................................    37,928,372     30,229,458     41,678,359      1,371,557      2,150,393
                                                         -------------------------------------------------------------------------
==================================================================================================================================
Realized and Unrealized Gain (Loss)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
    Investments .......................................    (5,413,818)    (1,662,425)    (6,569,614)      (157,627)       (30,307)
    Futures and swaps .................................            --     (2,696,319)    (3,784,133)        15,000        (60,080)
                                                         -------------------------------------------------------------------------
                                                           (5,413,818)    (4,358,744)   (10,353,747)      (142,627)       (90,387)
                                                         -------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
    Investments .......................................   (17,228,007)   (11,573,551)   (19,532,052)    (1,126,310)    (1,775,043)
    Futures and swaps .................................            --      1,004,162      1,325,162        (76,492)       (46,476)
                                                         -------------------------------------------------------------------------
                                                          (17,228,007)   (10,569,389)   (18,206,890)    (1,202,802)    (1,821,519)
                                                         -------------------------------------------------------------------------
Total realized and unrealized loss ....................   (22,641,825)   (14,928,133)   (28,560,637)    (1,345,429)    (1,911,906)
                                                         -------------------------------------------------------------------------
==================================================================================================================================
Dividends to Preferred Shareholders From
----------------------------------------------------------------------------------------------------------------------------------
Net investment income .................................   (12,122,435)    (9,817,592)   (11,038,935)      (408,081)      (718,637)
                                                         -------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Applicable to
  Common Shareholders Resulting from Operations .......  $  3,164,112   $  5,483,733   $  2,078,787   $   (381,953)  $   (480,150)
                                                         =========================================================================

1 Prior year amounts have been reclassified to conform with current year presentation.
2     Related to tender option bond trusts.

See Notes to Financial Statements.


30              ANNUAL REPORT                     AUGUST 31, 2008

Statements of Changes in Net Assets

                                                          BlackRock                 BlackRock
                                                    MuniHoldings Insured       MuniHoldings New York             BlackRock
                                                       Investment Fund           Insured Fund, Inc.         MuniVest Fund, Inc.
                                                --------------------------  --------------------------  --------------------------
                                                    Year Ended August 31,      Year Ended August 31,       Year Ended August 31,
                                                --------------------------  --------------------------  --------------------------
Increase (Decrease) in Net Assets:                   2008          2007          2008          2007         2008          2007
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income ........................  $ 37,928,372  $ 40,360,690  $ 30,229,458  $ 30,741,420  $ 41,678,359  $ 44,776,577
Net realized gain (loss) .....................    (5,413,818)    2,169,524    (4,358,744)    2,915,022   (10,353,747)    2,026,324
Net change in unrealized
  appreciation/depreciation ..................   (17,228,007)  (26,868,176)  (10,569,389)  (18,996,207)  (18,206,890)  (35,772,119)
Dividends to Preferred Shareholders
  from net investment income .................   (12,122,435)  (13,244,774)   (9,817,592)  (10,569,016)  (11,038,935)  (12,083,580)
                                                ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  applicable to Common Shareholders
  resulting from operations ..................     3,164,112     2,417,264     5,483,733     4,091,219     2,078,787    (1,052,798)
                                                ----------------------------------------------------------------------------------
==================================================================================================================================
Dividends to Common Shareholders From
----------------------------------------------------------------------------------------------------------------------------------
Net investment income ........................   (25,369,168)  (27,007,711)  (20,232,405)  (21,433,416)  (31,888,913)  (32,123,465)
                                                ----------------------------------------------------------------------------------
==================================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of common dividends .............            --            --            --            --     1,758,887     2,642,853
                                                ----------------------------------------------------------------------------------
==================================================================================================================================
Net Assets Applicable to Common Shareholders
----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable
  to Common Shareholders .....................   (22,205,056)  (24,590,447)  (14,748,672)  (17,342,197)  (28,051,239)  (30,533,410)
Beginning of year ............................   530,903,399   555,493,846   443,296,134   460,638,331   579,078,588   609,611,998
                                                ----------------------------------------------------------------------------------
End of year ..................................  $508,698,343  $530,903,399  $428,547,462  $443,296,134  $551,027,349  $579,078,588
                                                ==================================================================================
End of year undistributed net
  investment income ..........................  $  3,443,863  $  3,123,218  $  1,245,028  $  1,031,070  $  3,929,327  $  5,076,193
                                                ==================================================================================

                                                                                           The Massachusetts Health & Education
                                                                                                      Tax-Exempt Trust
                                                                                       --------------------------------------------
                                                                                            Period              Year Ended
                                                                                       January 1, 2008          December 31,
                                                                                         to August 31,  ---------------------------
Increase (Decrease) in Net Assets:                                                           2008            2007          2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income .................................................................  $  1,371,557   $  2,150,393   $  2,108,489
Net realized gain (loss) ..............................................................      (142,627)       (90,387)       201,249
Net change in unrealized appreciation/depreciation ....................................    (1,202,802)    (1,821,519)       886,659
Dividends and distributions to Preferred Shareholders from:
    Net investment income .............................................................      (408,081)      (718,637)      (584,916)
    Net realized gain .................................................................            --             --        (75,604)
                                                                                         ------------------------------------------
Net increase (decrease) in net assets applicable to Common Shareholders resulting
  from operations .....................................................................      (381,953)      (480,150)     2,535,877
                                                                                         ------------------------------------------
===================================================================================================================================
Dividends and Distributions to Common Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income .................................................................      (918,874)    (1,378,312)    (1,588,436)
Net realized gain .....................................................................            --         (5,635)      (222,930)
                                                                                         ------------------------------------------
Decrease in net assets resulting from dividends and distributions to Common
  Shareholders ........................................................................      (918,874)    (1,383,947)    (1,811,366)
                                                                                         ------------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of common dividends ......................................................            --             --         64,509
                                                                                         ------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Shareholders .............    (1,300,827)    (1,864,097)       789,020
Beginning of period ...................................................................    30,716,782     32,580,879     31,791,859
                                                                                         ------------------------------------------
End of period .........................................................................  $ 29,415,955   $ 30,716,782   $ 32,580,879
                                                                                         ==========================================
End of period undistributed net investment income .....................................  $    356,896   $    323,091   $    269,647
                                                                                         ==========================================

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              31

Statement of Cash Flows

Year Ended August 31, 2008                                                                             BlackRock MuniVest Fund, Inc.
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders ..............    $  13,117,722
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
     Increase in receivables .....................................................................................         (681,037)
     Increase in prepaid expenses and other assets ...............................................................          (13,400)
     Increase in accrued liabilities .............................................................................           56,679
Net realized and unrealized loss .................................................................................       24,776,504
Amortization of premium and discount on investments ..............................................................        3,518,465
Proceeds from sales of long-term securities ......................................................................      441,188,997
Purchases of long-term securities ................................................................................     (402,558,457)
Net purchases of short-term investments ..........................................................................      (15,678,006)
                                                                                                                      -------------
Cash provided by operating activities ............................................................................       63,727,467
                                                                                                                      -------------
===================================================================================================================================
Cash Used For Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
Payments on redemption of Preferred Shares .......................................................................      (58,300,000)
Cash receipts from trust certificates ............................................................................       76,528,787
Cash payments from trust certificates ............................................................................      (40,583,890)
Cash dividends paid to Common Shareholders .......................................................................      (30,121,871)
Cash dividends paid to Preferred Shareholders ....................................................................      (11,221,262)
                                                                                                                      -------------
Cash used for financing activities ...............................................................................      (63,698,236)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in cash .............................................................................................           29,231
Cash at beginning of year ........................................................................................           20,503
                                                                                                                      -------------
Cash at end of year ..............................................................................................    $      49,734
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
Cash paid for interest ...........................................................................................    $   2,680,870
                                                                                                                      =============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
Reinvestment of dividends ........................................................................................    $   1,758,887
                                                                                                                      =============

See Notes to Financial Statements.


32              ANNUAL REPORT                     AUGUST 31, 2008

Financial Highlights

                                                                            BlackRock MuniHoldings Insured Investment Fund
                                                                   ----------------------------------------------------------------
                                                                                           Year Ended August 31,
                                                                   ----------------------------------------------------------------
                                                                      2008          2007          2006          2005          2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  14.09      $  14.75      $  15.32      $  15.37      $  15.04
                                                                   ----------------------------------------------------------------
Net investment income 1 .......................................        1.01          1.07          1.04          1.09          1.11
Net realized and unrealized gain (loss) .......................       (0.61)        (0.66)        (0.47)         0.05          0.31
Dividends to Preferred Shareholders
  from net investment income ..................................       (0.32)        (0.35)        (0.30)        (0.18)        (0.09)
                                                                   ----------------------------------------------------------------
Net increase from investment operations .......................        0.08          0.06          0.27          0.96          1.33
                                                                   ----------------------------------------------------------------
Dividends to Common Shareholders
  from net investment income ..................................       (0.67)        (0.72)        (0.84)        (1.01)        (1.00)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  13.50      $  14.09      $  14.75      $  15.32      $  15.37
                                                                   ================================================================
Market price, end of year .....................................    $  11.61      $  12.86      $  14.37      $  15.75      $  14.84
                                                                   ================================================================
===================================================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ......................................        1.16%         0.59%         2.10%         6.49%         9.43%
                                                                   ================================================================
Based on market price .........................................       (4.68)%       (5.76)%       (3.24)%       13.39%        12.86%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding
  interest expense and fees 3,4 ...............................        1.13%         1.12%         1.12%         1.11%         1.10%
                                                                   ================================================================
Total expenses after waiver 3 .................................        1.42%         1.46%         1.38%         1.35%         1.24%
                                                                   ================================================================
Total expenses 3 ..............................................        1.54%         1.54%         1.46%         1.41%         1.31%
                                                                   ================================================================
Net investment income 3 .......................................        7.23%         7.30%         7.08%         7.11%         7.23%
                                                                   ================================================================
Dividends to Preferred Shareholders ...........................        2.31%         2.40%         2.00%         1.15%         0.60%
                                                                   ================================================================
Net investment income to
  Common Shareholders .........................................        4.92%         4.90%         5.08%         5.96%         6.63%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  Shareholders, end of year (000) .............................    $508,698      $530,903      $555,494      $576,931      $578,509
                                                                   ================================================================
Preferred Shares outstanding at liquidation
  preference, end of year (000) ...............................    $296,125      $363,250      $363,250      $363,250      $363,250
                                                                   ================================================================
Portfolio turnover ............................................          25%           22%           43%           26%           20%
                                                                   ================================================================
Asset coverage per Preferred Share,
  end of year 5 ...............................................    $ 67,958      $ 61,555      $ 63,240      $ 64,711      $ 64,816
                                                                   ================================================================

                                                                          BlackRock MuniHoldings New York Insured Fund, Inc.
                                                                   ----------------------------------------------------------------
                                                                                         Year Ended August 31,
                                                                   ----------------------------------------------------------------
                                                                      2008          2007          2006         2005          2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ............................    $  14.40      $  14.96      $  15.54      $  15.41      $  15.19
                                                                   ----------------------------------------------------------------
Net investment income 1 .......................................        0.98          1.00          1.03          1.04          1.05
Net realized and unrealized gain (loss) .......................       (0.48)        (0.52)        (0.48)         0.21          0.18
Dividends to Preferred Shareholders
  from net investment income ..................................       (0.32)        (0.34)        (0.29)        (0.17)        (0.08)
                                                                   ----------------------------------------------------------------
Net increase from investment operations .......................        0.18          0.14          0.26          1.08          1.15
                                                                   ----------------------------------------------------------------
Dividends to Common Shareholders
  from net investment income ..................................       (0.66)        (0.70)        (0.84)        (0.95)        (0.93)
                                                                   ----------------------------------------------------------------
Net asset value, end of year ..................................    $  13.92      $  14.40      $  14.96      $  15.54      $  15.41
                                                                   ================================================================
Market price, end of year .....................................    $  12.12      $  13.53      $  14.62      $  15.28      $  14.10
                                                                   ================================================================
===================================================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ......................................        1.74%         1.12%         1.98%         7.63%         8.36%
                                                                   ================================================================
Based on market price .........................................       (5.72)%       (2.78)%        1.36%        15.66%         9.21%
                                                                   ================================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding
  interest expense and fees 3,4 ...............................        1.15%         1.15%         1.15%         1.14%         1.14%
                                                                   ================================================================
Total expenses after waiver 3 .................................        1.52%         1.71%         1.65%         1.52%         1.43%
                                                                   ================================================================
Total expenses 3 ..............................................        1.65%         1.79%         1.73%         1.59%         1.50%
                                                                   ================================================================
Net investment income 3 .......................................        6.90%         6.65%         6.94%         6.71%         6.80%
                                                                   ================================================================
Dividends to Preferred Shareholders ...........................        2.24%         2.29%         1.93%         1.09%         0.55%
                                                                   ================================================================
Net investment income to
  Common Shareholders .........................................        4.66%         4.36%         5.01%         5.62%         6.25%
                                                                   ================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
  Shareholders, end of year (000) .............................    $428,547      $443,296      $460,638      $478,413      $474,357
                                                                   ================================================================
Preferred Shares outstanding at liquidation
  preference, end of year (000) ...............................    $252,875      $313,000      $313,000      $313,000      $313,000
                                                                   ================================================================
Portfolio turnover ............................................          21%           24%           47%           33%           31%
                                                                   ================================================================
Asset coverage per Preferred Share,
  end of year 5 ...............................................    $ 67,379      $ 60,422      $ 61,799      $ 63,214      $ 62,889
                                                                   ================================================================

1     Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
3     Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bonds trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
5 Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              33

                                                                                         BlackRock MuniVest Fund, Inc.
                                                                          ---------------------------------------------------------
                                                                                             Year Ended August 31,
                                                                          ---------------------------------------------------------
                                                                             2008         2007       2006        2005        2004
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....................................   $    9.39   $    9.93   $   10.23   $    9.91   $    9.54
                                                                          ---------------------------------------------------------
Net investment income 1 ...............................................        0.67        0.73        0.70        0.74        0.72
Net realized and unrealized gain (loss) ...............................       (0.45)      (0.55)      (0.23)       0.35        0.36
Dividends to Preferred Shareholders from net investment income ........       (0.18)      (0.20)      (0.17)      (0.10)      (0.04)
                                                                          ---------------------------------------------------------
Net increase (decrease) from investment operations ....................        0.04       (0.02)       0.30        0.99        1.04
                                                                          ---------------------------------------------------------
Dividends to Common Shareholders from net investment income ...........       (0.52)      (0.52)      (0.60)      (0.67)      (0.66)
                                                                          ---------------------------------------------------------
Capital charges with respect to issuance of Preferred Shares ..........          --          --          --          -- 2     (0.01)
                                                                          ---------------------------------------------------------
Net asset value, end of year ..........................................   $    8.91   $    9.39   $    9.93   $   10.23   $    9.91
                                                                          =========================================================
Market price, end of year .............................................   $    8.33   $    9.35   $    9.66   $   10.15   $    9.30
                                                                          =========================================================
===================================================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..............................................        0.51%      (0.30)%      3.27%      10.64%      11.60%
                                                                          =========================================================
Based on market price .................................................       (5.63)%      2.05%       1.26%      16.97%      13.53%
                                                                          =========================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and excluding interest expense and fees 4,5        1.10%       1.02%       1.04%       1.02%       0.94%
                                                                          =========================================================
Total expenses after waiver 4 .........................................        1.58%       1.66%       1.60%       1.45%       1.23%
                                                                          =========================================================
Total expenses 4 ......................................................        1.58%       1.66%       1.60%       1.45%       1.23%
                                                                          =========================================================
Net investment income 4 ...............................................        7.34%       7.33%       7.11%       7.38%       7.37%
                                                                          =========================================================
Dividends to Preferred Shareholders ...................................        1.94%       1.98%       1.72%       1.02%       0.43%
                                                                          =========================================================
Net investment income to Common Shareholders ..........................        5.40%       5.35%       5.39%       6.36%       6.94%
                                                                          =========================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shareholders, end of year (000) .......   $ 551,027   $ 579,079   $ 609,612   $ 627,562   $ 607,842
                                                                          =========================================================
Preferred Shares outstanding at liquidation preference,
  end of year (000) ...................................................   $ 275,700   $ 334,000   $ 334,000   $ 334,000   $ 334,000
                                                                          =========================================================
Portfolio turnover ....................................................          41%         39%         56%         49%         40%
                                                                          =========================================================
Asset coverage per Preferred Share, end of year 6 .....................   $  74,993   $  68,380   $  70,654   $  71,973   $  70,497
                                                                          =========================================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
4     Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
6 Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.


34              ANNUAL REPORT                     AUGUST 31, 2008

Financial Highlights (concluded)

                                                                         The Massachusetts Health & Education Tax-Exempt Trust
                                                                -------------------------------------------------------------------
                                                                  Period
                                                                January 1,
                                                                 2008 to                     Year Ended December 31,
                                                                August 31,   ------------------------------------------------------
                                                                   2008         2007        2006       2005        2004 1    2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................  $  13.10     $  13.90    $  13.59   $  13.74    $  13.91   $  13.76
                                                                -------------------------------------------------------------------
Net investment income 2 ......................................      0.59         0.92        0.90       0.83        0.82       0.93
Net realized and unrealized gain (loss) ......................     (0.58)       (0.82)       0.47       0.15        0.08       0.07
Dividends and distributions to Preferred Shareholders from:
    Net investment income ....................................     (0.17)       (0.31)      (0.25)     (0.11)      (0.03)     (0.03)
    Net realized gain ........................................        --           --       (0.03)     (0.01)      (0.01)        --
                                                                -------------------------------------------------------------------
Net increase (decrease) from investment operations ...........     (0.16)       (0.21)       1.09       0.86        0.86       0.97
                                                                -------------------------------------------------------------------
Dividends and distributions to Common Shareholders from:
    Net investment income ....................................     (0.39)       (0.59)      (0.68)     (0.78)      (0.87)     (0.82)
    Net realized gain ........................................        --           -- 3     (0.10)     (0.13)      (0.16)        --
                                                                -------------------------------------------------------------------
Total dividends and distributions ............................     (0.39)       (0.59)      (0.78)     (0.91)      (1.03)     (0.82)
                                                                -------------------------------------------------------------------
Capital charges with respect to issuance of Preferred Shares .        --           --          --      (0.10)         --         --
                                                                -------------------------------------------------------------------
Net asset value, end of period ...............................  $  12.55     $  13.10    $  13.90   $  13.59    $  13.74   $  13.91
                                                                ===================================================================
Market price, end of period ..................................  $  11.22     $  11.95    $  13.10   $  13.60    $  16.24   $  15.26
                                                                ===================================================================
===================================================================================================================================
Total Investment Return 4
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value .....................................     (1.01)% 5    (1.23)%      8.30%      5.46%       6.08%      7.26%
                                                                ===================================================================
Based on market price ........................................     (2.99)% 5    (4.40)%      1.99%    (10.71)%     14.29%     20.11%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses after fees paid indirectly and
  excluding interest expense and fees 6,7 ....................      1.73% 8      1.47%       1.64%      1.30%       1.45%      1.16%
                                                                ===================================================================
Total expenses after fees paid indirectly 6 ..................      1.77% 8      1.47%       1.64%      1.30%       1.45%      1.16%
                                                                ===================================================================
Total expenses before fees paid indirectly 6 .................      1.77% 8      1.47%       1.64%      1.30%       1.45%      1.16%
                                                                ===================================================================
Total expenses 6 .............................................      1.77% 8      1.47%       1.64%      1.30%       1.45%      1.16%
                                                                ===================================================================
Net investment income 6 ......................................      6.82% 8      6.78%       6.61%      6.00%       5.97%      6.74%
                                                                ===================================================================
Dividends to Preferred Shareholders ..........................      2.03% 8      2.27%       2.07%      0.76%       0.24%      0.25%
                                                                ===================================================================
Net investment income to Common Shareholders .................      4.79% 8      4.51%       4.54%      5.24%       5.73%      6.49%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shareholders,
  end of period (000) ........................................  $ 29,416     $ 30,717    $ 32,581   $ 31,792    $ 32,076   $ 32,390
                                                                ===================================================================
Preferred Shares outstanding at liquidation preference,
  end of period (000) ........................................  $ 18,500     $ 20,000    $ 20,000   $ 20,000    $ 10,000   $ 10,000
                                                                ===================================================================
Portfolio turnover ...........................................         5%          18%          9%        16%         21%        26%
                                                                ===================================================================
Asset coverage per Preferred Share, end of period9 ...........  $129,523     $126,835    $131,484   $129,506    $210,378   $211,950
                                                                ===================================================================

1 On September 1, 2004, Fund Asset Management, L.P. became the investment advisor, which combined with BlackRock, Inc. on September 26, 2006.
2     Based on average shares outstanding.
3     Amount is less than ($0.01) per share.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5     Aggregate total investment return.
6     Do not reflect the effect of dividends to Preferred Shareholders.
7 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
8     Annualized.
9 Prior year amounts have been recalculated to conform with current period presentation.

See Notes to Financial Statements.


               ANNUAL REPORT                     AUGUST 31, 2008              35

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings Insured Investment Fund ("MuniHoldings Insured") (formerly BlackRock MuniHoldings Florida Insured Fund), BlackRock MuniHoldings New York Insured Fund, Inc. ("MuniHoldings New York"), BlackRock MuniVest Fund, Inc. ("MuniVest") and The Massachusetts Health & Education Tax-Exempt Trust ("MA HEFA") (the "Funds" or individually the "Fund") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the
Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund's Board of Directors/Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from bond dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swaps are valued by quoted fair values received daily by the Funds' pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, a Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement. The Fund generally intends to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which a Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating fund that made the transfer. The TOB Residuals held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal securities from the TOB to the Funds. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Funds, which typically invest the cash in additional municipal securities. The Funds' transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Fund's Schedules of Investments and the proceeds from the transaction are reported as a liability of the Funds.

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee


36              ANNUAL REPORT                     AUGUST 31, 2008
services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At August 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

-------------------------------------------------------------------------------
                                 Underlying
                                  Municipal      Liability
                                 Securities         for
                                 Transferred        Trust           Range of
                                   to TOBs      Certificates    Interest Rates
-------------------------------------------------------------------------------
MuniHoldings Insured .......    $126,629,644    $ 81,981,022     1.781% - 2.69%
MuniHoldings New York ......    $140,195,263    $ 87,056,319     1.739% - 2.84%
MuniVest ...................    $244,380,733    $133,548,787     1.681% - 2.766%
MA HEFA ....................    $  2,035,816    $  1,499,396              1.804%
-------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOBs likely will adversely affect the Funds' investment income and dividends to Common Shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Funds segregate assets in connection with certain investments (e.g., futures and swaps) or certain borrowings, each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective February 29, 2008, MuniHoldings Insured, MuniHoldings New York and MuniVest implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). Effective June 30, 2008, MA HEFA implemented FIN 48. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund's financial statements. Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' U.S. federal tax returns remains open as follows: years ended August 31, 2005 through August 31, 2007 for MuniHoldings Insured, MuniHoldings New York and MuniVest; years ended December 31, 2005 through December 31, 2007 for MA HEFA. The statutes of limitations on each Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. Effective January 1, 2008, MA HEFA adopted FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the financial statement disclosures for MuniHoldings Insured, MuniHoldings New York and MuniVest, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments


               ANNUAL REPORT                     AUGUST 31, 2008              37
by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by the Funds' Board, non-interested Directors/Trustees ("Independent Directors/Trustees") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors/Trustees. This has approximately the same economic effect for the Independent Directors/Trustees as if the Independent Directors/ Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors/ Trustees in order to match its deferred compensation obligations. Investments to cover the Fund's deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income from affiliates on the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Advisor a monthly fee at an annual rate of 0.50% for MA HEFA, 0.55% for MuniHoldings Insured and MuniHoldings New York and 0.50% for MuniVest of each Fund's average daily net assets. Average daily net assets is the average daily value of the Funds' total assets minus the sum of its accrued liabilities.

The Advisor has voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceeds 35% of the average daily net assets of MuniHoldings Insured and MuniHoldings New York. These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended August 31, 2008, the amounts were as follows:

--------------------------------------------------------------------------------
MuniHoldings Insured ...............................................    $468,459
MuniHoldings New York ..............................................    $502,407
--------------------------------------------------------------------------------

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by advisor on the Statements of Operations. For the year ended August 31, 2008, the amounts were as follows:

--------------------------------------------------------------------------------
MuniHoldings Insured ...............................................    $112,428
MuniHoldings New York ..............................................    $ 66,107
MuniVest ...........................................................    $ 36,116
--------------------------------------------------------------------------------

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, with respect to MuniHoldings Insured, MuniHoldings New York and MuniVest, under which the Advisor pays BIM for services it provides, a monthly fee at an annual rate that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the year ended August 31, 2008 and August 31, 2007 for MuniHoldings Insured, MuniHoldings New York and MuniVest and for the period January 1, 2008 to August 31, 2008 and the year ended December 31, 2007 for MA HEFA, the Funds reimbursed the Advisor for certain accounting services. The reimbursements, which are included in accounting services on the Statements of Operations, were as follows:

--------------------------------------------------------------------------------
                                                   Period Ended          Prior
                                                  August 31, 2008     Year Ended
--------------------------------------------------------------------------------
MuniHoldings Insured .........................        $15,011          $18,038
MuniHoldings New York ........................        $12,732          $15,256
MuniVest .....................................        $15,247          $17,092
MA HEFA ......................................        $   539          $   699
--------------------------------------------------------------------------------

Pursuant to the terms of the custody agreement for MA HEFA, custodian fees may be reduced by amounts calculated on uninvested cash balances ("custody credits"), which are on the Statements of Operations as fees paid indirectly.


38              ANNUAL REPORT                     AUGUST 31, 2008

Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds' Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2008 for MuniHoldings Insured, MuniHoldings New York and MuniVest and the period January 1, 2008 to August 31, 2008 for MA HEFA were as follows:

--------------------------------------------------------------------------------
                                                      Purchases         Sales
--------------------------------------------------------------------------------
MuniHoldings Insured ...........................    $222,552,597    $253,547,933
MuniHoldings New York ..........................    $164,400,294    $189,564,179
MuniVest .......................................    $394,054,356    $427,369,360
MA HEFA ........................................    $  2,158,410    $  2,193,336
--------------------------------------------------------------------------------

4. Capital Shares Transactions:

Common Shares

MuniHoldings Insured

The Fund is authorized to issue an unlimited number of shares, including 1,000,000 Preferred Shares, par value $0.10 per share. Shares issued and outstanding for the years ended August 31, 2008 and August 31, 2007 remained constant.

MuniHoldings New York

The Fund is authorized to issue 200,000,000 shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. Shares issued and outstanding for the years ended August 31, 2008 and August 31, 2007 remained constant.

MuniVest

The Fund is authorized to issue 160,000,000 shares, 150,000,000 of which were initially classified as Common Shares, par value $0.10 per share and 10,000,000 of which were classified as Preferred Shares. Shares issued and outstanding for the years ended August 31, 2008 and August 31, 2007 increased by 189,635 and 267,589, respectively, as a result of dividend reinvestments.

MA HEFA

The Fund is authorized to issue an unlimited number of shares, including Preferred Shares, par value of $0.01 per share. Shares issued and outstanding during the period January 1, 2008 to August 31, 2008 and the year ended December 31, 2007 remained constant and for the year ended December 31, 2006 increased 4,386 as a result of dividend reinvestment.

Preferred Shares

MuniHoldings Insured and MuniHoldings New York

Preferred Shares of the Funds have a par value of $0.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at varying annualized rates for each dividend period.

MuniVest

Preferred Shares of the Fund has a par value of $0.025 per share for Series A, B, C, D and E and a par value of $0.10 per share for Series F and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at varying annualized rates for each dividend period.

MA HEFA

Preferred Shares of the Fund have a par value of $0.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at varying annualized rates for each dividend period.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference per share for each of the other Funds plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Funds, as set forth in the Funds' Articles Supplementary/Certificate of Designation/Certificate of Vote of Trustees, as applicable, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors/Trustees for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change the Funds' subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.


               ANNUAL REPORT                     AUGUST 31, 2008              39

As of August 31, 2008, Preferred Shares outstanding with corresponding yields are as follows:

                                                 Series      Shares       Yields
--------------------------------------------------------------------------------
MuniHoldings Insured                               A         1,708        2.742%
                                                   B         2,849        2.802%
                                                   C         2,804        2.802%
                                                   D         1,761        2.772%
                                                   E         2,723        2.802%
--------------------------------------------------------------------------------
MuniHoldings New York                              A         1,535        2.772%
                                                   B         1,535        2.802%
                                                   C         2,456        2.802%
                                                   D         2,973        2.802%
                                                   E         1,616        2.742%
--------------------------------------------------------------------------------
MuniVest                                           A         1,651        2.750%
                                                   B         1,651        2.828%
                                                   C         1,651        2.750%
                                                   D         1,651        2.795%
                                                   E         2,476        2.906%
                                                   F         1,948        3.952%
--------------------------------------------------------------------------------
MA HEFA                                            A           185        2.772%
                                                   B           185        2.741%
--------------------------------------------------------------------------------

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the year ended August 31, 2008, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
MuniHoldings Insured ....................................             $540,045
MuniHoldings New York ...................................             $357,101
MuniVest ................................................             $579,785
MA HEFA .................................................             $ 22,349
--------------------------------------------------------------------------------

On June 4, 2008 and June 17, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $50,000 per share for MA HEFA and $25,000 for each of the other Funds plus any accrued and unpaid dividends through the redemption date:

--------------------------------------------------------------------------------
                                          Redemption      Shares      Aggregate
                                Series       Date        Redeemed     Principal
--------------------------------------------------------------------------------
MuniHoldings Insured               A       6/25/08         387       $ 9,675,000
                                   B       6/23/08         646       $16,150,000
                                   C       6/24/08         636       $15,900,000
                                   D       6/26/08         399       $ 9,975,000
                                   E       6/27/08         617       $15,425,000
--------------------------------------------------------------------------------
MuniHoldings New York              A       6/26/08         365       $ 9,125,000
                                   B       6/27/08         365       $ 9,125,000
                                   C       6/24/08         584       $14,600,000
                                   D       6/23/08         707       $17,675,000
                                   E       6/25/08         384       $ 9,600,000
--------------------------------------------------------------------------------
MuniVest                           A       6/30/08         349       $ 8,725,000
                                   B       7/07/08         349       $ 8,725,000
                                   C       6/16/08         349       $ 8,725,000
                                   D       6/23/08         349       $ 8,725,000
                                   E       6/16/08         524       $13,100,000
                                   F       6/25/08         412       $10,300,000
--------------------------------------------------------------------------------
MA HEFA                            A       6/12/08          15       $   750,000
                                   B       6/11/08          15       $   750,000
--------------------------------------------------------------------------------

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Shares issued and outstanding during the years ended August 31, 2007 for MuniHoldings Insured, MuniHoldings New York and MuniVest and December 31, 2007 and December 31, 2006 for MA HEFA remained constant.

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Shares are cumulative at a rate that is reset every 28 days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Funds are required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for each successive dividend period until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares, except MuniVest Series F, is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on MuniVest Series F is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenney S&P 30-day High Grade Index rate, divided by 1.00 minus the marginal tax rate. During the year ended August 31, 2008 for each of the other Funds and the period January 1, 2008 to August 31, 2008 for MA HEFA, the Preferred Shares of the Funds were successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Shares for MuniHoldings Insured, MuniHoldings New York and


40              ANNUAL REPORT                     AUGUST 31, 2008

MuniVest for the year ended August 31, 2008 and the period January 1, 2008 to August 31, 2008 for MA HEFA were as follows:

--------------------------------------------------------------------------------
                                        Series      Low       High      Average
--------------------------------------------------------------------------------
MuniHoldings Insured                       A       2.535%    4.750%     3.419%
                                           B       2.483%    4.900%     3.452%
                                           C       2.483%    4.750%     3.468%
                                           D       2.480%    4.750%     3.427%
                                           E       2.458%    4.750%     3.425%
--------------------------------------------------------------------------------
MuniHoldings New York                      A       2.190%    4.356%     3.177%
                                           B       2.390%    4.508%     3.190%
                                           C       2.483%    4.508%     3.298%
                                           D       2.390%    4.508%     3.281%
                                           E       2.000%    4.356%     3.223%
--------------------------------------------------------------------------------
MuniVest                                   A       2.750%    3.800%     3.243%
                                           B       2.762%    4.600%     3.419%
                                           C       2.662%    4.800%     3.388%
                                           D       2.551%    4.400%     3.309%
                                           E       2.551%    4.600%     3.229%
                                           F       3.040%    5.060%     3.873%
--------------------------------------------------------------------------------
MA HEFA                                    A       2.481%    4.356%     3.161%
                                           B       2.536%    4.356%     3.068%
--------------------------------------------------------------------------------

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of its auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.458% to 5.060%. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund's auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds' Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of August 31, 2008 attributable to the expiration of capital loss carryforwards, amortization methods on fixed income securities, the reclassification of distributions and the classification of income were reclassified to the following accounts:

-----------------------------------------------------------------------------------------
                               MuniHoldings    MuniHoldings                        MA
                                 Insured        New York         MuniVest         HEFA
-----------------------------------------------------------------------------------------
Increase (decrease)
  paid-in capital ........    $(8,580,234)    $(3,509,287)             --              --
Increase (decrease)
  undistributed net
investment income ........    $  (116,124)    $    34,497     $   102,623     $   (10,797)
Increase (decrease)
  accumulated net realized
  gain (loss) ............    $ 8,696,358     $ 3,474,790     $  (102,623)    $    10,797
-----------------------------------------------------------------------------------------


               ANNUAL REPORT                     AUGUST 31, 2008              41

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 for MuniHoldings Insured, MuniHoldings New York, and MuniVest and the period January 1, 2008 to August 31, 2008 and the years ended December 31, 2007 and December 31, 2006 for MA HEFA was as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MuniHoldings     MuniHoldings                           MA
                                                                       Insured         New York         MuniVest            HEFA
-----------------------------------------------------------------------------------------------------------------------------------
Tax-exempt income
   8/31/08 .....................................................    $ 37,491,603     $ 30,049,997     $ 42,927,848     $  1,326,955
   8/31/07 .....................................................    $ 40,252,485     $ 32,002,432     $ 44,207,045               --
   12/31/07 ....................................................              --               --               --     $  2,096,949
   12/31/06 ....................................................              --               --               --     $  2,173,352
                                                                    ---------------------------------------------------------------
Ordinary income
   8/31/08 .....................................................              --               --               --               --
   8/31/07 .....................................................              --               --               --               --
   12/31/07 ....................................................              --               --               --     $      2,691
   12/31/06 ....................................................              --               --               --     $    155,676
                                                                    ---------------------------------------------------------------
Long-term capital gain
   8/31/08 .....................................................              --               --               --               --
   8/31/07 .....................................................              --               --               --               --
   12/31/07 ....................................................              --               --               --     $      2,944
   12/31/06 ....................................................              --               --               --     $    142,858
                                                                    ---------------------------------------------------------------
Total
   8/31/08 .....................................................    $ 37,491,603     $ 30,049,997     $ 42,927,848     $  1,326,955
                                                                    ===============================================================
   8/31/07 .....................................................    $ 40,252,485     $ 32,002,432     $ 44,207,045               --
                                                                    ===============================================================
   12/31/07 ....................................................              --               --               --     $  2,102,584
                                                                    ===============================================================
   12/31/06 ....................................................              --               --               --     $  2,471,886
                                                                    ===============================================================

As of August 31, 2008, the tax components of accumulated earnings (losses) were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MuniHoldings     MuniHoldings                           MA
                                                                       Insured         New York         MuniVest            HEFA
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income ................................    $  2,080,196     $  1,549,563     $  2,308,170     $    222,311
Undistributed ordinary income ..................................          97,068           97,327               --           31,570
Capital loss carryforwards .....................................     (26,386,990)     (36,660,674)     (18,765,647)        (321,552)
Net unrealized losses* .........................................     (10,778,697)     (10,504,806)      (8,215,590)        (200,306)
                                                                    ---------------------------------------------------------------
Total Accumulated Net Earnings (Losses) ........................    $(34,988,423)    $(45,518,590)    $(24,673,067)    $   (267,977)
                                                                    ===============================================================

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the deferral of compensation to trustees, the difference between book and tax treatment of residual interests in tender option bond trusts and other book/tax temporary differences.

As of August 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     MuniHoldings     MuniHoldings                           MA
Expires August 31,                                                     Insured         New York         MuniVest            HEFA
-----------------------------------------------------------------------------------------------------------------------------------
2009 ...........................................................    $ 16,563,861     $ 17,055,889     $ 13,312,422               --
2010 ...........................................................              --               --               --               --
2011 ...........................................................              --               --               --               --
2012 ...........................................................       1,836,991               --               --               --
2013 ...........................................................       7,986,138       15,054,033               --               --
2014 ...........................................................              --        1,057,997               --               --
2015 ...........................................................              --        2,782,666               --     $     35,869
2016 ...........................................................              --          710,089        5,453,225          285,683
                                                                    ---------------------------------------------------------------
Total ..........................................................    $ 26,386,990     $ 36,660,674     $ 18,765,647     $    321,552
                                                                    ===============================================================

6. Concentration Risk:

Each Fund's investments are concentrated in certain states which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of


42              ANNUAL REPORT                     AUGUST 31, 2008

Notes to Financial Statements (concluded)

such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Subsequent Events:

The Funds paid a net investment income dividend to holders of its Common Shareholders in the following amounts per share on October 1, 2008 to shareholders of record on September 15, 2008:

--------------------------------------------------------------------------------
                                                                       Common
                                                                      Dividend
                                                                     Per Share
--------------------------------------------------------------------------------
MuniHoldings Insured .........................................     $    0.055500
MuniHoldings New York ........................................     $    0.053000
MuniVest .....................................................     $    0.043000
MA HEFA ......................................................     $    0.049000
--------------------------------------------------------------------------------

The dividends declared on Preferred Shares for the period September 1, 2008 to September 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                       Dividends
                                                         Series         Declared
--------------------------------------------------------------------------------
MuniHoldings Insured                                        A          $240,008
                                                            B          $332,222
                                                            C          $335,274
                                                            D          $199,257
                                                            E          $325,099
--------------------------------------------------------------------------------
MuniHoldings New York                                       A          $173,685
                                                            B          $183,264
                                                            C          $294,204
                                                            D          $346,682
                                                            E          $227,080
--------------------------------------------------------------------------------
MuniVest                                                    A          $100,084
                                                            B          $102,907
                                                            C          $107,833
                                                            D          $ 88,015
                                                            E          $141,429
                                                            F          $302,349
--------------------------------------------------------------------------------
MA HEFA                                                     A          $ 40,092
                                                            B          $ 37,615
--------------------------------------------------------------------------------

On September 12, 2008, the Board of MuniHoldings Insured and MuniHoldings New York voted unanimously to change certain investment guidelines of the Funds. Under normal circumstances, the Funds are required to invest at least 80% of their assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Funds have had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades. These approved changes do not alter the Funds' investment objectives. Due to the recent downgrades, some of the insurers insuring a portion of the Funds' current holdings are already rated below the highest rating category.

In addition, on September 12, 2008, the Board of MuniHoldings Insured (formerly BlackRock MuniHoldings Florida Insured Fund) voted unanimously to change a non-fundamental investment policy of the Fund, and to rename the Fund "BlackRock MuniHoldings Insured Investment Fund." The Fund's previous policy required the Fund, under normal circumstances, to invest at least 80% of its assets in Florida municipal bonds insured by insurers with claims-paying abilities rated AAA at the time of investment. Due to the repeal of the Florida Intangible Personal Property Tax as of January 2007, the Board has approved an amended policy allowing the Fund flexibility to invest in municipal obligations regardless of geographic location, as well as revising the policy with respect to the claims-paying ability rating adopted by the Fund. This approved change does not alter the Fund's investment objective. Under current market conditions, the Advisor anticipates that it will gradually reposition the Fund's portfolio over time and that during such period, the Fund may continue to hold a substantial portion of its assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and the Fund will continue to be subject to risks associated with investing a significant portion of its assets in Florida municipal bonds until the repositioning is complete.

The Advisor and the Board believe the amended policies will allow the Advisor to better manage the Funds' portfolios in the best interests of the Funds' shareholders and meet the Funds' investment objectives.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

As of August 31, 2008, MuniVest held bonds guaranteed by Lehman Brothers Holdings Inc. ("Lehman") valued at $4,021,063. On September 15, 2008, Lehman filed for Chapter 11 bankruptcy, which adversely impacted the value of the bonds. Collectability of principal and interest on these bonds is not guaranteed.


               ANNUAL REPORT                     AUGUST 31, 2008              43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors or Trustees of:
BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Insured Investment Fund (formerly BlackRock MuniHoldings Florida Insured Fund), BlackRock MuniHoldings New York Insured Fund, Inc., and BlackRock MuniVest Fund, Inc., including the schedules of investments, as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and for BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Massachusetts Health & Education Tax-Exempt Trust as of August 31, 2008, and the related statements of operations for the period January 1, 2008 to August 31, 2008 and for the year ended December 31, 2007, the statements of changes in net assets for the period January 1, 2008 to August 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the period January 1, 2008 to August 31, 2008 and for each of the five years in the period ended December 31, 2007. BlackRock MuniHoldings Insured Investment Fund, BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc., and The Massachusetts Health & Education Tax-Exempt Trust are collectively referred to as the "Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Insured Investment Fund, BlackRock MuniHoldings New York Insured Fund, Inc., and BlackRock MuniVest Fund, Inc. as of August 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and for BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust as of August 31, 2008, the results of its operations for the period January 1, 2008 to August 31, 2008 and for the year ended December 31, 2007, the changes in its net assets for the period January 1, 2008 to August 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the period January 1, 2008 to August 31, 2008 and for each of the five years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 27, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniHoldings Insured Investment Fund, BlackRock MuniHoldings New York Insured Fund, Inc., BlackRock MuniVest Fund, Inc. and The Massachusetts Health & Education Tax-Exempt Trust during the taxable period ended August 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.


44              ANNUAL REPORT                     AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees or the Board of Directors, as the case may be (collectively, the "Board," the members of which are referred to as "Directors") of The Massachusetts Health & Education Tax-Exempt Trust ("MHE"), BlackRock MuniHoldings Insured Investment Fund (formerly, BlackRock MuniHoldings Florida Insured Fund) ("MFL"), BlackRock MuniHoldings New York Insured Fund, Inc. ("MHN") and BlackRock MuniVest Fund, Inc. ("MVF," and together with MHE, MFL and MHN, the "Funds") met in April and May 2008 to consider approving the continuation of each Fund's investment advisory agreement (each, an "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), each Fund's investment advisor. The Board also considered the approval of each Fund's subadvisory agreement (each, a "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Disclosure regarding MHE's Investment Advisory Agreement and Subadvisory Agreement can be found in its most recent semi-annual report dated June 30, 2008 and is incorporated herein by reference.

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement's and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of each Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions; (e) each Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board;
(i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. ("Lipper"), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisors to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of each Fund, including comparisons of each such Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund's performance for the past one-, three- and five-year periods, as applicable, as well as each Fund's performance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.


               ANNUAL REPORT                     AUGUST 31, 2008              45

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund's performance record and how such performance compares to each Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds' websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund's historic performance and each Fund's one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers' median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund's Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that although MFL, MHN, and MVF underperformed their respective Peers in at least two of the one-, three- and five-year periods reported, the Funds outperformed their respective Peers in a subset of the Lipper universe in at least two of such periods based on a customized performance comparison provided by BlackRock which gives a greater significance to current distributions, providing a more accurate comparison.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the
Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund's current management fee structure and each Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary


46              ANNUAL REPORT                     AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of MFL, MHN, and MVF paid contractual management fees lower than or equal to the median contractual fees paid by each Fund's respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund's management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds' shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that each Fund's fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.


               ANNUAL REPORT                     AUGUST 31, 2008              47

Automatic Dividend Reinvestment Plan

For MuniHoldings Insured, MuniHoldings New York and MuniVest

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by MuniHoldings Insured, MuniHoldings New York and MuniVest are automatically reinvested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the "Plan Agent"). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Funds ("newly issued shares") or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds' shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone:
(866) 216-0242.


48              ANNUAL REPORT                     AUGUST 31, 2008

Automatic Dividend Reinvestment Plan (concluded)

For MA HEFA

The Fund offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Fund. The Fund declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, BNY Mellon Shareowner Services, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Fund in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Fund on valuation date. If the market price per Common Share on valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Fund.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by The Bank of New York, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242.


               ANNUAL REPORT                     AUGUST 31, 2008              49

Officers and Directors/Trustees

                                                                                              Number of
                                         Length of                                            BlackRock-
                        Position(s)      Time Served                                          Advised Funds
Name, Address and       Held with        as a Director/   Principal Occupation(s)             and Portfolios
Year of Birth           Funds            Trustee(2)       During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors/Trustees(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh     Chairman of      Since 2007       Trustee, Aircraft Finance Trust     113 Funds       Arch Chemical
40 East 52nd Street     the Board                         since 1999; Director, The           110 Portfolios  (chemical and
New York, NY 10022      and Director/                     Guardian Life Insurance Company                     allied products)
1946                    Trustee                           of America since 1998; Trustee,
                                                          Educational Testing Service
                                                          since 1997; Director, The
                                                          Fremont Group since 1996;
                                                          Formerly President and Chief
                                                          Executive Officer of The
                                                          Conference Board, Inc. (global
                                                          business research organization)
                                                          from 1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards        Vice Chair of    Since 2007       Partner of Robards & Company,       112 Funds       AtriCure, Inc.
40 East 52nd Street     the Board,                        LLC (financial advisory firm)       109 Portfolios  (medical devices);
New York, NY 10022      Chair of                          since 1987; Co-founder and                          Care Investment
1950                    the Audit                         Director of the Cooke Center for                    Trust, Inc.
                        Committee                         Learning and Development, (a                        (health care REIT)
                        and Director/                     not-for-profit organization)
                        Trustee                           since 1987; Formerly Director of
                                                          Enable Medical Corp. from 1996
                                                          to 2005; Formerly an investment
                                                          banker at Morgan Stanley from
                                                          1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas             Director/        Since 2007       Chairman and Chief Executive        112 Funds       None
Beckwith, III           Trustee                           Officer, Arch Street Management,    109 Portfolios
40 East 52nd Street                                       LLC (Beckwith Family Foundation)
New York, NY 10022                                        and various Beckwith property
1945                                                      compa- nies since 2005; Chairman
                                                          of the Board of Directors,
                                                          University of Pittsburgh Medical
                                                          Center since 2002; Board of
                                                          Directors, Shady Side Hospital
                                                          Foundation since 1977; Board of
                                                          Directors, Beckwith Institute
                                                          for Innovation In Patient Care
                                                          since 1991; Member, Advisory
                                                          Council on Biology and Medicine,
                                                          Brown University since 2002;
                                                          Trustee, Claude Worthington
                                                          Benedum Foundation (charitable
                                                          foundation) since 1989; Board of
                                                          Trustees, Chatham University
                                                          since 1981; Board of Trustees,
                                                          University of Pittsburgh since
                                                          2002; Emeritus Trustee, Shady
                                                          Side Academy since 1977;
                                                          Formerly Chairman and Manager,
                                                          Penn West Industrial Trucks LLC
                                                          (sales, rental and servicing of
                                                          material handling equipment)
                                                          from 2005 to 2007; Formerly
                                                          Chairman, President and Chief
                                                          Executive Officer, Beckwith
                                                          Machinery Company (sales, rental
                                                          and servicing of construction
                                                          equipment) from 1985 to 2005;
                                                          Formerly Board of Directors,
                                                          National Retail Properties
                                                          (REIT) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon              Director/        Since 2007       Consultant/Investor since 1988.     113 Funds       None
40 East 52nd Street     Trustee and                                                           110 Portfolios
New York, NY 10022      Member of
1937                    the Audit
                        Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi        Director/        Since 2007       Consultant/Editor of The Journal    113 Funds       None
40 East 52nd Street     Trustee and                       of Portfolio Management since       110 Portfolios
New York, NY 10022      Member of                         2006; Professor in the Practice
1948                    the Audit                         of Finance and Becton Fellow,
                        Committee                         Yale University, School of
                                                          Management since 2006; Formerly
                                                          Adjunct Professor of Finance and
                                                          Becton Fellow, Yale University
                                                          from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein   Director/        Since 2007       President of Economics Studies,     113 Funds       The McClatchy
40 East 52nd Street     Trustee                           Inc. (private economic              110 Portfolios  Company (news-
New York, NY 10022                                        consulting firm) since 1987;                        paper publishing)
1941                                                      Chair, Board of Trustees, McLean
                                                          Hospital from 2000 to 2008 and
                                                          Trustee Emeritus thereof since
                                                          2008; Member of the Corporation
                                                          of Partners Community
                                                          Healthcare, Inc. since 2005;
                                                          Member of the Corporation of
                                                          Partners HealthCare since 1995;
                                                          Member of the Corporation of
                                                          Sherrill House (health care)
                                                          since 1990; Trustee, Museum of
                                                          Fine Arts, Boston since 1992;
                                                          Member of the Visiting Committee
                                                          to the Harvard University Art
                                                          Museum since 2003; Trustee, The
                                                          Committee for Economic
                                                          Development (research
                                                          organization) since 1990; Member
                                                          of the Advisory Board to the
                                                          International School of
                                                          Business, Brandeis University
                                                          since 2002.
------------------------------------------------------------------------------------------------------------------------------------


50              ANNUAL REPORT                     AUGUST 31, 2008

                                                                                              Number of
                                         Length of                                            BlackRock-
                        Position(s)      Time Served                                          Advised Funds
Name, Address and       Held with        as a Director/   Principal Occupation(s)             and Portfolios
Year of Birth           Funds            Trustee(2)       During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors/Trustees1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn          Director/        Since 2007       Formerly Chief Financial Officer    112 Funds       None
40 East 52nd Street     Trustee and                       of JPMorgan & Co., Inc. from        109 Portfolios
New York, NY 10022      Member of                         1990 to 1995.
1939                    the Audit
                        Committee
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris       Director/        Since 2007       Trustee, Ursinus College since      112 Funds       BlackRock Kelso
40 East 52nd Street     Trustee                           2000; Director, Troemner LLC        109 Portfolios  Capital Corp.
New York, NY 10022                                        (scientific equipment) since
1942                                                      2000.
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard        Director/        Since 2007       Dean of Columbia Business School    113 Funds       ADP (data and infor-
40 East 52nd Street     Trustee                           since 2004; Columbia faculty        110 Portfolios  mation services);
New York, NY 10022                                        member since 1988; Formerly                         KKR Financial Corpo-
1958                                                      Co-Director of Columbia Business                    ration (finance);
                                                          School's Entrepreneurship                           Duke Realty (real
                                                          Program from 1997 to 2004;                          estate); Metropolitan
                                                          Visiting Professor at the John                      Life Insurance
                                                          F. Kennedy School of Government                     Company (insur-
                                                          at Harvard University and the                       ance); Information
                                                          Harvard Business School since                       Services Group
                                                          1985 and at the University of                       (media/technology)
                                                          Chicago since 1994; Formerly
                                                          Chairman of the U.S. Council of
                                                          Economic Advisers under the
                                                          President of the United States
                                                          from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester          Director/        Since 2007       Mizuho Financial Group Professor    112 Funds       None
40 East 52nd Street     Trustee and                       of Finance, Harvard Business        109 Portfolios
New York, NY 10022      Member of                         School. Deputy Dean for Academic
1951                    the Audit                         Affairs since 2006; Unit Head,
                        Committee                         Finance, Harvard Business School
                                                          from 2005 to 2006; Senior
                                                          Associate Dean and Chairman of
                                                          the MBA Program of Harvard
                                                          Business School from 1999 to
                                                          2005; Member of the faculty of
                                                          Harvard Business School since
                                                          1981; Independent Consultant
                                                          since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.  Director/        Since 2007       Formerly Principal of STI           112 Funds       None
40 East 52nd Street     Trustee and                       Management LLC (investment          109 Portfolios
New York, NY 10022      Member of                         adviser) from 1994 to 2005.
1936                    the Audit
                        Committee
                        ------------------------------------------------------------------------------------------------------------
                        1     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors/trustees as joining the Fund's board in 2007, each director/trustee first became a member of the board of directors/ trustees of other legacy MLIM or legacy BlackRock Funds as follows: G.
                              Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J.
                              Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998; and
                              Robert S. Salomon, Jr. since 1996.
====================================================================================================================================
Interested Directors/Trustees(3)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director/        Since 2007       Managing Director, BlackRock,       185 Funds       None
40 East 52nd Street     Trustee                           Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director/        Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street     Trustee                           since 2007; Formerly Managing       294 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007; Formerly
                                                          Treasurer of certain closed-end
                                                          Funds in the BlackRock fund
                                                          complex from 1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        3     Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of
                              1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn
                              72.


               ANNUAL REPORT                     AUGUST 31, 2008              51

Officers and Directors/Trustees (concluded)

                        Position(s)
Name, Address           Held with        Length of
and Year of Birth       Funds            Time Served      Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President                         Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      and Chief                         Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Executive                         from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                        Officer                           President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice President   Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street                                       of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief Financial  Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Officer                           President and Line of Business Head of Fund Accounting and
New York, NY 10022                                        Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff          Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1      Officers of the Funds serve at the pleasure of the Board of Directors/Trustees.

For All Funds

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.

Custodian

The Bank of New York Mellon
New York, NY 10286

Transfer Agent

Common Shares and
Preferred Shares:

BNY Mellon Shareowner Services
Jersey City, NJ 07310

The Massachusetts Health & Education Tax-Exempt Trust

Custodian

State Street Bank and
Trust Company
Boston, MA 02101

Transfer Agents

Common Shares:

BNY Mellon
Shareowner Services
Jersey City, NJ 07310

Preferred Shares:

Deutsche Bank Trust Company
New York, NY 10018


52              ANNUAL REPORT                     AUGUST 31, 2008

Additional Information

Dividend Policy

The Funds dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

BlackRock MuniHoldings Insured Investment Fund and BlackRock MuniHoldings New York Insured Fund, Inc. are listed for trading on the New York Stock Exchange ("NYSE") have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE's listing standards. Each Fund filed with the Securities and Exchange Commission ("SEC") the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund's Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds' websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds' shares are not continuously offered, which means that the Statement of Additional Information of the Funds has not been updated after completion of the Funds' offerings and the information contained in the Funds' Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds' investment objectives or policies other than as disclosed in Note 7 of the Notes to Financial Statements or to the Funds' charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds' portfolio.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock's website into this report.


               ANNUAL REPORT                     AUGUST 31, 2008              53

Additional Information (concluded)

Certificate of Designation/Articles Supplementary/Certificate of Vote of
Trustees

Effective May 30, 2008, following approval by the Funds' Boards and the applicable ratings agencies, the definition of "Deposit Securities" in each Fund's Certificate of Designation/Articles Supplementary/Certificate of Vote of Trustees was amended in order to facilitate the redemption of the Funds' Preferred Shares. The following phrase was added to the definition of "Deposit Securities" found in each Fund's Certificate of Designation/ Articles Supplementary/Certificate of Vote of Trustees:

      ; provided, however, that solely in connection with any redemption of Preferred Shares, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Fund, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to holders by reason of the redemption of their Preferred Shares on such redemption date; and (ii) cash amounts due and payable to the Fund out of a sale of its securities if such cash amount is not less than the aggregate amount due to holders by reason of the redemption of their shares of Preferred Shares on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

Effective September 13, 2008, following approval by the Funds' Board and the applicable rating agencies, the Board amended the terms of the Funds' Preferred Shares in order to allow the Funds to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Funds' Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Funds' permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody's Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund's investments in TOBs into applicable calculations.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


54              ANNUAL REPORT                     AUGUST 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how each Fund voted proxies relating to secu- rities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniHoldings Insured Investment Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
BlackRock MuniVest Fund, Inc.
The Massachusetts Health & Education Tax-Exempt Trust
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                   #2MHMVMA-8/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Ronald W. Forbes (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr. (term began effective November 1, 2007) Richard R. West (term ended effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniHoldings New
York Insured Fund,
Inc.                  $30,200      $30,500           $3,500      $3,500         $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniHoldings New
            York Insured Fund, Inc.              $298,149             $295,142
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment advisor (not including any non-affiliated sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Ronald W. Forbes (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Cynthia A. Montgomery (term ended effective November 1, 2007) Jean Margo Reid (term ended effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr. (term began effective November 1, 2007) Roscoe S. Suddarth (not reappointed to audit committee effective November 1, 2007; retired effective December 31, 2007)
            Richard R. West (term ended effective November 1, 2007)

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The board of directors has delegated the voting of proxies for the Fund securities to the Fund's investment advisor ("Investment Advisor") pursuant to the Investment Advisor's proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Oversight Committee") is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Advisor's clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Advisor's Portfolio Management Group and/or the Investment Advisor's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2008.

            (a)(1) BlackRock MuniHoldings New York Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Theodore R. Jaeckel, Jr., CFA, and Walter O'Connor. Each is a member of BlackRock's municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006. Mr. Browse has been a member of the Fund's management team since 2004.

            Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbott & Co.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2)As of August 31, 2008:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Number of Other Accounts and
                            Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                               and Assets by Account Type                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
                        Other             Other                                Other            Other
    Name of           Registered          Pooled                             Registered        Pooled
   Portfolio          Investment        Investment         Other             Investment       Investment        Other
    Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
-----------------------------------------------------------------------------------------------------------------------
Timothy T. Browse        12              0                   0                   0             0                  0
-----------------------------------------------------------------------------------------------------------------------
                    $2.4 Billion        $0                  $0                  $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------
Theodore R.
Jaeckel, Jr.             81              0                   0                   0             0                  0
-----------------------------------------------------------------------------------------------------------------------
                   $19.3 Billion        $0                  $0                  $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------
Walter O'Connor          81              0                   0                   0             0                  0
-----------------------------------------------------------------------------------------------------------------------
                   $19.3 Billion        $0                  $0                  $0            $0                 $0
-----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of August 31, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

                  Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Browse, Jaeckel and O'Connor have each received awards under the LTIP.

                  Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of August 31, 2008,
                   none of Messrs. Browse, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Insured Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 20, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 20, 2008